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                 TEXACO INC.                                TEXACO CAPITAL INC.
           2000 WESTCHESTER AVENUE                           1013 CENTRE ROAD
        WHITE PLAINS, NEW YORK 10650                    WILMINGTON, DELAWARE 19801
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                             DISTRIBUTION AGREEMENT

                             ---------------------

                         SERIES 1999 MEDIUM-TERM NOTES
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                            ------------------------

                                                                  April 28, 1999

To:  Blaylock & Partners, L.P.
      609 Fifth Avenue
      12th Floor
      New York, NY 10017

Credit Suisse First Boston Corporation
      11 Madison Avenue
      New York, NY 10010

Goldman, Sachs & Co.
      85 Broad Street
      New York, NY 10004

Morgan Stanley & Co. Incorporated
      1585 Broadway
      New York, NY 10036

Salomon Smith Barney Inc.
      390 Greenwich Street
      New York, NY 10013

Re: Distribution of Texaco Capital Inc. Notes issued in series under an Indenture dated as of August 24, 1984, as (1) supplemented and restated by the First Supplemental Indenture dated as of January 31, 1990, (2) amended by the First Supplement to the First Supplemental Indenture dated as of October 11, 1990, and (3) further amended by the Second Supplement to the First Supplemental Indenture, dated as of August 5, 1997, among Texaco Capital Inc., Texaco Inc. and The Chase Manhattan Bank, as Trustee (as so supplemented and amended, the "Indenture")

Dear Sirs:

    Texaco Capital Inc., a Delaware corporation (the "Company"), confirms its agreement with you with respect to the issuance and sale in the United States, from time to time, of up to U.S.$1,500,000,000 (or the equivalent in other currencies or currency units), subject to reduction as a result of the sale of other debt securities by the Company, of its Series 1999 Medium-Term Notes due nine months or more from date of issue (collectively, "Notes") guaranteed ("Guaranties") by Texaco Inc. ("Texaco").

    The Notes will be issued, and the terms thereof established, in accordance with the Indenture.
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    The following are the terms and conditions upon which you, the Company and
Texaco shall deal with respect to the Notes.

    1. DEFINITIONS AND RULES OF CONSTRUCTION. (a) For the purposes of this
Agreement:

        "Acceptance Date" means the date and time which the Company accepts an offer to purchase Notes.

        "Act" means the Securities Act of 1933 and the applicable rules and regulations thereto, including specifically Rule 415, of the Commission.

        "Agent" means any of you acting solely in the capacity as agent for the Company pursuant to Section 3 and not as principal (collectively, the "Agents").

        "Basic Prospectus" means the prospectus in the form in which it appears in the Registration Statement.

        "Closing Date" means the date of delivery by the Company of any Notes sold hereunder.

        "Commencement Date" means the date and time referred to in Section 7(c) hereof.

        "Commission" means the Securities and Exchange Commission.

        "Effective Date" means each date that the Registration Statement or the Basic Prospectus is amended or supplemented.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Procedures" means the Medium-Term Notes Administrative Procedures attached hereto as Exhibit B.

        "Prospectus" means the Basic Prospectus together with the prospectus supplement or supplements (each a "Prospectus Supplement") specifically relating to Notes, as filed with, or transmitted for filing to, the Commission pursuant to Rule 424.

        "Purchaser" means any of you acting solely as principal pursuant to
    Section 4 and not as agent.

        "Registration Statement" means registration statement numbers 333-68217 and 333-68217-01 (including the Exhibits thereto), as amended at the Commencement Date.

        "Terms Agreement" means an agreement for the purchase of Notes by you as principal, which agreement is substantially in the form of Exhibit A hereto.

        "TIA" means the Trust Indenture Act of 1939, as amended, and the rules and regulations applicable thereto.

        "Trustee" means The Chase Manhattan Bank or any successor under the Indenture.

        "you" means any of you, acting either in your capacity as an Agent or a Purchaser or in both such capacities.

    (b) As used herein, the terms "Registration Statement," "Basic Prospectus," "Prospectus" and "Prospectus Supplement" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement" and "amendment" or "amend" as used herein shall include all documents filed by Texaco pursuant to the Exchange Act, subsequent to the date of the Basic Prospectus that are deemed to be incorporated by reference in the Prospectus.

    2. THE NOTES. The Notes will be issued in denominations of U.S.$1,000, or any larger amount that is an integral multiple of U.S.$1,000. Denominations of Notes in a specified currency other than U.S. dollars will be specified in the applicable pricing supplement. Additionally, Notes may have varying interest rates, maturities and redemption provisions and will be subject to such other terms and conditions as may be

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determined at the time of the sale of the Notes and as shall be provided in a supplement to the Prospectus referred to below. The form of the Note is attached hereto as Exhibit C.

    3. PURCHASES AS AGENT. (a) The Company hereby appoints each of you as its agent for the purpose of soliciting offers to purchase Notes from the Company by others, and, on the basis of the representations and warranties herein contained, but subject to terms and conditions herein set forth, you agree to use your reasonable best efforts to solicit offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify.

    (b) Each of the Agents shall communicate to the Company, orally or in writing, each offer to purchase Notes received by such Agent that in its judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase Notes and may reject any offer in whole or in part. Each Agent shall have the right to reject any offer to purchase Notes that it shall consider to be unacceptable, and any such rejection shall not be deemed a breach of such Agent's agreements contained herein.

    (c) The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of at least one business day's prior notice from the Company, the Agents will forthwith suspend solicitations of offers to purchase Notes from the Company until such time as the Company advised them that such solicitation may be resumed.

    (d) Each Agent and the Company agree that all sales of Notes by an Agent shall be made in accordance with the Procedures and the Company and each Agent agree to perform the respective duties and obligations provided to be performed by them in the Procedures. The Procedures may be amended only by written agreement of the Company and you after notice to, and with the approval of, the Trustee.

    (e) The Company agrees to pay to each Agent, as consideration for the sale of each Note resulting from a solicitation made by such Agent, a commission in an amount equal to that percentage specified in Schedule I hereof of the aggregate principal amount of the Notes sold.

    (f) Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such time and in such amounts as such Agent deems advisable. The Company may from time to time offer Notes for sale otherwise than through an Agent.

    4. PURCHASES AS PRINCIPAL. (a) In addition, you may also purchase Notes as Purchaser and, if requested by a Purchaser, the Company will enter into a Terms Agreement relating to such sale that will provide for the sale of such Notes to and the purchase thereof by the Purchaser.

    (b) Unless otherwise specified in a Terms Agreement, an Agent purchasing Notes as principal may resell such Notes to other dealers. Any such sales shall be at a discount, which shall not exceed the amount set forth in the Prospectus, as amended or supplemented in connection with the sale of such Notes.

    (c) Each Purchaser's commitment to purchase Notes shall be deemed to have been made on the basis of the representations and warranties of the Company and Texaco herein contained and shall be subject to the terms and conditions herein set forth. Each agreement with a Purchaser to purchase Notes as principal shall specify the principal amount of Notes to be purchased by such Purchaser pursuant thereto, the maturity date of such Notes, the price to be paid to the Company for such Notes, the interest rate, interest rate formula, if any, applicable to such Notes and the Closing Date. Each such agreement shall also specify any requirements for officers' certificates, opinions of counsel and letters from the independent public accountants of the Company pursuant to Section 7(c) hereof.

    5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND TEXACO. In connection with each purchase and sale of Notes the Company and Texaco severally represent and warrant to you that as of the Commencement Date, as of each Acceptance Date, as of each Closing Date and as of each Effective Date:

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        (a) The Registration Statement has become effective;

        (b) Each document of Texaco, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied, or will comply when filed, in all material respects with the Exchange Act and the rules and regulations thereunder;

        (c) The Indenture complies in all material respects with the TIA;

        (d) Each part of the Registration Statement (including the documents incorporated by reference therein) filed with the Commission pursuant to the Act relating to the Notes, when such part became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

        (e) The Prospectus filed pursuant to Rule 424 under the Act complied when so filed in all material respects with the Act and the applicable rules and regulations thereunder.

        (f) The Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and the applicable rules and regulations thereunder.

        (g) The Registration Statement and the Prospectus do not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that these representations and warranties do not apply to statements or omissions in the Registration Statement or the Prospectus based upon written information furnished to the Company or Texaco by you or the Trustee expressly for use therein.

        (h) There has been no material adverse change (not in the ordinary course of business) in the financial condition of Texaco and its consolidated subsidiaries, taken as a whole, from that set forth in or contemplated by the Prospectus.

        (i) They are in compliance with all provisions of Section 517.075 of the Florida Statutes relating to doing business with Cuba.

    6. COVENANTS OF THE COMPANY AND TEXACO. The Company and Texaco severally covenant and agree with you that:

        (a) At any time after the Commencement Date, unless the Company has suspended solicitation, the Company will promptly advise each of you (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b); (ii) when, prior to the termination of the offering of the Notes, any amendment of the Registration Statement shall have been filed or become effective; (iii) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof;

        (b) At any time after the Commencement Date, unless the Company has suspended solicitation, neither the Company nor Texaco will file any amendment of the Registration Statement or supplement to the Prospectus relating to an offering of Notes unless the Company has furnished each of you a copy for your review prior to filing and neither will file any such proposed amendment or supplement to which any of you reasonably object in a timely manner, PROVIDED, HOWEVER, that the foregoing requirement shall not apply to any of Texaco's or the Company's periodic filings, with the

                                       4
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    Commission filed pursuant to Section 13(a), 13(c), 13(f), 14 or 15(d) of the
    Exchange Act, copies of which the Company will cause to be delivered to you promptly after filing. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus relating to the Notes to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such filing;

        (c)(i) If, at any time when a Prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or in the opinion of the Company, it is necessary at any time to amend or supplement the Registration Statement or the Prospectus to comply with law, the Company will immediately notify each of you by telephone (with confirmation in writing) to suspend solicitation of offers to purchase Notes, and, if so notified by the Company, you shall forthwith suspend such solicitation and cease using the Prospectus. If the Company shall decide to amend or supplement the Registration Statement or Prospectus, it shall so advise you promptly by telephone (with confirmation in writing) and if the Company so elects, at its expense, it may prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to you in such quantities as you may reasonably request. If such amendment or supplement is satisfactory in all respects to you, upon the filing of such amendment or supplement with the Commission or effectiveness of an amendment to the Registration Statement and provided that any documents, certificates and opinions furnished to each of you pursuant to Section 7 in connection with the filing of such amendment or supplement are satisfactory in all respects to you, you will resume the solicitation of offers to purchase Notes hereunder;

        (ii) Notwithstanding Section 6(c)(i), until the distribution of any Notes a Purchaser may own has been completed, if any event in Section 6(c)(i) occurs, the Company will, at its own expense, forthwith prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus as then amended or supplemented that will correct such statement or omission, and will supply such amended or supplemented Prospectus to you in such quantities as such Purchaser may reasonably request. Upon the filing of such amendment or supplement with the Commission or effectiveness of an amendment to the Registration Statement, the Purchaser may resume its resale of Notes;

        (d) The Company and Texaco will furnish you a copy of the Registration Statement and, at the Company's or Texaco's own expense, will print and deliver to you at the locations requested by you, the number of copies of the Prospectus as may be reasonably requested;

        (e) Texaco will make generally available to security holders as soon as practicable an unaudited, consolidated, condensed income statement covering such 12-month period which will satisfy the provisions of Section 11(a) of the Act;

        (f) The Company and Texaco will severally take such action as you may reasonably request and pay for any expenses (including reasonable fees and disbursements of counsel) reasonably incurred in connection with the qualification of the Notes for sale and the determination of their eligibility for investment under the laws of such jurisdictions as you may designate;

        (g) The Company and Texaco will not, between the date of agreement by a Purchaser to purchase Notes and the Closing Date with respect to such Notes, offer or sell any other series of Notes or other debt instruments which are substantially similar to the Notes, without your prior consent, except for Notes issued or other debt instruments issued pursuant to negotiations in progress at the time such Agreement is executed and delivered, (provided that you shall then have been so advised by the Company) and for commercial paper issued in the ordinary course of business;

                                       5
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        (h) The Company and Texaco will pay all expenses incidental to the issuance and sale of the Notes including, without limitation, (i) the fees, disbursements and expenses of Davis Polk & Wardwell, counsel for the Agents, in connection with the establishment of the program contemplated hereby, any opinions to be rendered by such counsel hereunder and the transactions contemplated hereunder and (ii) any fees charged by investment rating agencies in connection with the rating of the Notes;

        (i) During the period when this Agreement is in effect, the Company and Texaco will make available to you (i) copies of all reports and financial statements as Texaco furnished to or filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act and incorporated by reference into the Registration Statement and (ii) such additional information concerning the business and financial condition of the Company and Texaco as you may from time to time reasonably request; and

        (j) Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement relating to any offering of securities other than the Notes or providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto), the Company and Texaco will deliver or cause to be delivered promptly to each of you upon your request certificates, opinions and letter, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form reasonably satisfactory to you, of the same tenor as the certificates, opinions and letter referred to in Section 7(c) but modified to relate to the last day of the fiscal quarter for which financial statements of Texaco were last filed with the Commission and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

    7. CONDITIONS. Your obligations to solicit offers to purchase Notes as Agent of the Company, your obligations to purchase Notes as principal pursuant to any Terms Agreement or otherwise and the obligations of any other purchaser to purchase Notes will be subject to the accuracy of the representations and warranties on the part of the Company and Texaco herein, to the accuracy of the statements of the Company's or Texaco's officers made in each certificate furnished pursuant to the provisions hereof prior to or concurrently with any such solicitation or purchase, to the performance and observance by the Company or Texaco of all covenants and agreements herein contained on its part to be performed and observed, in each case, at the time of such solicitation or purchase and to the following additional conditions precedent:

        (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for that purpose shall have been instituted or, to your knowledge or the knowledge of the Company or Texaco shall be contemplated by the Commission;

        (b) There shall have been no material adverse change (not in the ordinary course of business) in the financial condition of Texaco and its consolidated subsidiaries, taken as a whole, from that set forth in or contemplated by the Prospectus;

        (c) The following documents shall have been delivered to you at the office of Davis Polk & Wardwell, your counsel, not later than 4:00 p.m., New York time, on the date hereof, or at such other time or place you and the Company may agree upon in writing, but in no event later than the day prior to the date on which you begin soliciting offers to purchase Notes or the first date on which the Company accepts any offer by you to purchase Notes as principal (the "Commencement Date"):

           (i) An opinion of Paul R. Lovejoy, Esq., (or such other counsel as the Company or Texaco may designate and as may be approved by you) as counsel for the Company and Texaco, dated the Commencement Date, as to the matters and in substantially the form set forth in Exhibit D hereto;

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           (ii) An opinion of Davis Polk & Wardwell, counsel for you, dated the
       Commencement Date, as to the matters and in substantially the form set forth in Exhibit E hereto;

           (iii) A certificate dated the Commencement Date signed by the Secretary or Assistant Secretary of the Company as to the matters and in substantially the form of Exhibit F hereto;

           (iv) A certificate dated the Commencement Date and signed by a Vice President, the Treasurer or the Comptroller of Texaco as to the matters and in substantially the form of Exhibit G hereto;

           (v) A certificate dated the Commencement Date and signed by the Secretary or an Assistant Secretary of Texaco as to the matters and in substantially the form of Exhibit H hereto; and

           (vi) A letter from Arthur Andersen LLP dated the Commencement Date, with respect to Texaco as to the matters and in form set forth in Exhibit I hereto (you hereby agree that the procedures reflected in Exhibit I are acceptable, notwithstanding the descriptive legend in Exhibit I.)

        (d) There shall not have occurred and be continuing (i) a suspension or material limitation of trading in securities generally on the New York Stock Exchange, (ii) a general moratorium on commercial banking activities in The City of New York declared by either Federal or New York State authorities or
    (iii) any material outbreak or material escalation of hostilities or other national or international calamity or crisis of such magnitude and severity in its effect on the financial markets of the United States of America as, in your reasonable judgment, to prevent or materially impair the marketing, or enforcement of contracts for sale, of the Notes.

    8. INDEMNIFICATION. (a) The Company and Texaco severally agree to indemnify and hold harmless each of you and each person, if any, who controls each of you within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all expenses, losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus (if used when a prospectus relating to the Notes is required to be delivered under the Act), as amended or supplemented, or any preliminary Prospectus, Prospectus or supplement to the Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon written information furnished to the Company or Texaco by you expressly for use therein.

    (b) If any proceeding, including any governmental investigation, shall be instituted involving you or any person controlling you, in respect of which indemnity may be sought against the Company or Texaco, you shall promptly notify the Company and Texaco in writing, and the Company or Texaco shall assume the defense thereof on behalf of you or such controlling person, including the employment of counsel and payment of all related expenses. You or any such controlling person shall have the right to employ separate counsel in any such proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at your expense or of such controlling person, unless (i) the employment of such counsel has been specifically authorized by the Company or Texaco or (ii) the named parties to any such action (including any impleaded parties) include you or such controlling person and the Company or Texaco and you or such controlling person shall have been advised by your counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or Texaco, in which case neither the Company nor Texaco shall have the right to assume the defense of such action on behalf of you or such controlling person, it being understood, however, that the Company and Texaco shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses or more than one separate firm of attorneys for you and all such controlling persons (in

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addition to any local counsel) and that all such fees and expenses shall be paid periodically as incurred. Neither the Company nor Texaco shall be liable for any settlement of any such proceeding effected without its written consent, but if settled with the written consent of the Company and Texaco or if there be a final judgment for the plaintiff in any such action, the Company and Texaco agree to indemnify and hold harmless you and any such controlling person from and against any loss or liability by reason of such settlement or judgment.

    (c) You severally agree to indemnify and hold harmless each of the Company and Texaco, its directors, its officers who sign the Registration Statement and any person controlling the Company or Texaco to the same extent as the foregoing indemnity from the Company and Texaco to you, but only with reference to written information furnished by you expressly for use in the Registration Statement or any preliminary Prospectus, Prospectus or supplement to the Prospectus. In case any action shall be brought against the Company or Texaco, or any of their directors or any officer or controlling person in respect of which indemnity may be sought against you, you shall have the rights and duties given to the Company and Texaco, and the Company and Texaco, their directors or any such officer or controlling person shall have the rights and duties given to you, by Section 8(b).

    (d) If the indemnification provided for in Section 8(a) or 8(c) is unavailable to an indemnified party for any reason other than as specified therein, or is insufficient in respect of any expenses, losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company or Texaco on the one hand and each Agent participating in the offering of the Notes that gave rise to such losses, claims, damages or liabilities (a "Relevant Agent") on the other from the offering of such Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company or Texaco on the one hand and of each Relevant Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company or Texaco on the one hand and each Relevant Agent on the other in connection with the offering of the Notes shall be deemed to be in the same respective proportion as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company or Texaco bear to the total discounts and commissions received by such Relevant Agent in respect thereof. The relative fault of the Company or Texaco on the one hand and of each Relevant Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Texaco or by such Relevant Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    If more than one Agent is a Relevant Agent in respect of a proceeding, each Relevant Agent's obligation to contribute pursuant to this Section 8 shall be several and not joint, and shall be in the proportion that the principal amount of the Notes that are the subject of such proceeding and that were offered and sold through such Relevant Agent bears to the aggregate principal amount of the Notes that are the subject of such proceeding.

    The Company, Texaco and you agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, you shall not be required to contribute any amount in excess of the amount by which the total price at which

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the Notes referred to in Section 8(d) above that were offered and sold to the public exceeds the amount of any damages which you otherwise have been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    9. POSITION OF THE AGENT. In soliciting offers to purchase the Notes, the Agents are acting solely as agent for the Company, and not as principal, and do not assume any obligation towards or relationship of agency or trust with any purchaser of Notes. The Agents shall make reasonable efforts to assist the Company in obtaining performance by each investor whose offer to purchase Notes has been solicited by the Agents and accepted by the Company, but shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Notes to an investor whose offer an Agent has accepted, the Company shall hold such Agent harmless against any loss, claim, damage or liability arising from or as a result of such default and shall, in particular, pay to the Agent the commission which it would have received had such sale been consummated.

    10. TERMINATION. This Agreement may be terminated with respect to any of you at any time either by the Company, by Texaco or by any of you with respect to itself upon the giving of written notice of such termination to the other parties hereto. Any Terms Agreement shall be subject to termination in your absolute discretion on the terms set forth therein. The termination of this Agreement shall not require termination of any agreement with a Purchaser and the termination of any such agreement shall not require termination of this Agreement. If this Agreement is terminated, the provisions of Section 3(e), Sections 6(e) and (h), Section 8, Section 9, Section 10, Section 11, Section 12 and Section 14 shall survive; PROVIDED that if at the time of termination an offer to purchase Notes has been accepted by the Company but the Closing Date has not occurred, the provisions of Section 3(d), Sections 6(a), 6(b), 6(c)(ii), 6(f), 6(g), 6(i) and Section 7 shall also survive.

    11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The respective representations, warranties, agreements and indemnities of the Company, Texaco and you set forth in or made pursuant hereto will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of you, the Company, Texaco or any of their officers or directors or any controlling person, and will survive delivery of and payment for the Notes.

    12. NOTICES. All communications hereunder will be in writing, and, if sent to you, will be mailed, delivered or telecopied and confirmed to them at the address set forth above, if sent to the Company, will be mailed, delivered or telecopied and confirmed to it at 1013 Centre Road, Wilmington, Delaware 19801, with a copy to Texaco, and, if sent to Texaco, will be mailed, delivered or telecopied and confirmed to it at 2000 Westchester Avenue, White Plains, New York 10650, Attention: Treasurer, with a copy to the Company.

    13. SUCCESSORS. The Agreement and any Terms Agreement will inure to the benefit of and be binding upon the parties hereto and thereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation thereunder.

    14. MISCELLANEOUS. This Agreement may be executed in one or more counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                          Very truly yours,

                                TEXACO CAPITAL INC.

                                By                 /s/ J.F. LINK
                                     -----------------------------------------
                                                      CHAIRMAN

                                TEXACO INC.

                                By                 /s/ J.F. LINK
                                     -----------------------------------------
                                                     TREASURER

The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof

                                By:
                                     -----------------------------------------
                                             Blaylock & Partners, L.P.

                                By:
                                     -----------------------------------------
                                       Credit Suisse First Boston Corporation

                                By:
                                     -----------------------------------------
                                                Goldman, Sachs & Co.

                                By:
                                     -----------------------------------------
                                         Morgan Stanley & Co. Incorporated

                                By:
                                     -----------------------------------------
                                             Salomon Smith Barney Inc.

                                                       SCHEDULE 1
                                                       TO DISTRIBUTION AGREEMENT
                                                       DATED APRIL 28, 1999

                              TEXACO CAPITAL INC.
                   SERIES 1999 MEDIUM-TERM NOTE FEE SCHEDULE

               MATURITY                 COMMISSION
--------------------------------------  -----------
 9 months     to    <     12 months          .125%
12 months     to    <     18 months          .150%
18 months     to    <     2 years            .200%
 2 years      to    <     3 years            .250%
 3 years      to    <     4 years            .350%
 4 years      to    <     5 years            .450%
 5 years      to    <     6 years            .500%
 6 years      to    <     7 years            .550%
 7 years      to    <     8 years            .600%
 8 years      to    <     9 years            .600%
 9 years      to    <     10 years           .600%
10 years      to    <     15 years           .625%
15 years      to    <     20 years           .700%
20 years      to    <     30 years           .750%
30 years      to    <     50 years           .875%
50 years      to    <     100 years         1.000%
              >           100 years         1.125%

                                                                       EXHIBIT A

                              TEXACO CAPITAL INC.
                         SERIES 1999 MEDIUM-TERM NOTES
                                TERMS AGREEMENT

                                                                          [Date]

To: Texaco Capital Inc.

 Re: Distribution Agreement dated April 28, 1999 (the "Distribution Agreement")

    The undersigned agrees to purchase the following principal amount of your Series 1999 Medium-Term Notes with the following terms:

Principal Amount:
Specified Currency:
Fixed Rate Note:
  Interest Rate:
Zero-Coupon Note:
Floating Rate Note:
  Base Rate:
  --CD Rate:
  --CMT Rate:
  --Commercial Paper Rate:
  --Eleventh District Cost of Funds Rate:
  --Federal Funds Rate:
  --LIBOR:
  --Prime Rate:
  --Treasury Rate:
  --Other
  Initial Interest Rate:
  Interest Reset Period:
  Interest Reset Dates:
  Interest Determination Dates:
  Interest Payment Period:
  Interest Payment Dates:
  Index Maturity:
  Maximum Interest Rate:
  Minimum Interest Rate:
  Spread:
  Spread Multiplier:
  Issuer Able to Change Spread
    or Spread Multiplier:

Maturity Date:
Extendible:
Final Maturity Date:
Issue Price:
Record Dates:
Interest Payment Dates:
Original Issue Date:
Book-Entry Note:
Certificated Note:
Redemption Provisons:
Repayment Provisions:
Currency Indexed Note:
--Denominated Currency:
--Indexed Currency:
--Face Amount:
--Base Exchange Rate:
--Calculation Agent:
--Reference Dealer:
Commodity Indexed Notes:
Other Terms:

    The provisions of Sections 4-8 and 11-14 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

    [The following information, opinions, certificates, letters and documents referred to in Section 7(c) of the Distribution Agreement will be required:
______________]

                                          [NAME OF PURCHASER]
                                          By ___________________________________
                                            Title:

Accepted:
TEXACO CAPITAL INC.
By ____________________________________
  Title:

                                                                       EXHIBIT B

                              TEXACO CAPITAL INC.
            SERIES 1999 MEDIUM-TERM NOTES ADMINISTRATIVE PROCEDURES
                            ------------------------

    Explained below are the administrative procedures and specific terms of the offering of the Series 1999 Medium-Term Notes guaranteed by Texaco Inc. ("Texaco") (the "Notes") on a continuous basis by Texaco Capital Inc., (the "Company") pursuant to the Distribution Agreement, dated as of April 28, 1998 (the "Distribution Agreement") between the Company, Texaco and Blaylock & Partners, L.P., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, and Salomon Smith Barney Inc. (each an "Agent"). In the Distribution Agreement, each of the Agents has agreed to use its best efforts to solicit purchases of the Notes. An Agent, as principal, may purchase Notes (and then shall be referred to as a "Purchaser") for its own account and if requested by a Purchaser, the Company and the Purchaser will enter into a Terms Agreement, as contemplated by the Distribution Agreement.

    The Notes will be issued pursuant to the provisions of an indenture dated as of August 24, 1984 as (1) supplemented and restated by the First Supplemental Indenture dated as of January 31, 1990, as (2) further amended by the First Supplement to the First Supplemental Indenture dated as of October 11, 1990 and as (3) further amended by the Second Supplement to the First Supplemental Indenture, dated as of August 5, 1997, (as so supplemented and amended, the "Indenture"), among the Company, Texaco and The Chase Manhattan Bank, as trustee ("Trustee"). The Chase Manhattan Bank ("Chase") will be the Registrar, the Calculation Agent, Exchange Rate Agent, Authenticating Agent, and Paying Agent for the Notes and will perform the duties specified herein. The Notes will bear interest at a fixed rate (the "Fixed Rate Notes"), which may be zero in the case of certain original issue discount notes (the "OID Notes"), or at floating rates (the "Floating Rate Notes"). The Notes will be issued in U.S. dollars or other currencies, including composite currencies such as the European Currency Unit (the "Specified Currency"). Notes will be represented by either a Global Security (as defined below) delivered to Chase, as agent for the Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the holder thereof or a person designated by such holder (a "Certificated Note"). Certificated Notes will not be exchangeable for Book-Entry Notes and, except in limited circumstances, an owner of a Book-Entry Note will not be entitled to receive a Certificated Note.

    Book-Entry Notes, which currently may only be denominated and payable in U.S. dollars, will be issued in accordance with the administrative procedures set forth in Part I hereof as they may subsequently be amended as the result of changes in DTC's operating procedures, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture or the Securities shall be used herein as therein defined.

                                    PART I:
                 ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

    In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, Chase will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and Chase to DTC, dated as of the date hereof (the "Letter of Representations"), and a Medium-Term Note Certificate Agreement between Chase and DTC, dated as of March 10, 1989, and its obligations as a participant in DTC, (including DTC's Same-Day Funds Settlement System ("SDFS")).


ISSUANCE:                    On any date of settlement (as defined under "Settlement" below)

                                      B-1

                             for one or more Book-Entry Notes, the Company will issue a single global security in fully registered form without coupons (a
                             "Global Security") representing up to U.S.$200,000,000 principal amount of all such Notes that have the same Maturity Date,
                             Interest Payment Period and Dates, Original Issue Date, next extension, redemption, prepayment or original issue discount provisions and, in the case of Fixed Rate Notes, Interest Rate or, in the case of Floating Rate Notes, Initial Interest Rate,
                             Base Rate, Index Maturity, Interest Reset Period, Interest Reset
                             Dates, Spread or Spread Multiplier (if any), Minimum Interest
                             Rate (if any) and Maximum Interest Rate (if any) and, in each case, any other relevant terms (collectively "Terms"). Each
                             Global Security will be dated and issued as of the date of its authentication by the Trustee. Each Global Security will bear an
                             "Interest Accrual Date," which will be (i) with respect to an original Global Security (or any portion thereof), its original issuance date and (ii) with respect to any Global Security (or any portion thereof) issued subsequently upon exchange of a
                             Global Security, or in lieu of a destroyed, lost or stolen Global
                             Security, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global
                             Security or Securities (or if no such payment or provision has been made, the original issuance date of the predecessor Global
                             Security), regardless of the date of authentication of such subsequently issued Global Security. Book-Entry Notes currently may only be denominated and payable in U.S. dollars. No Global
                             Security will represent any Certificated Note.

IDENTIFICATION NUMBERS:      The Company has arranged with the CUSIP Service Bureau of
                             Standard & Poor's Corporation (the "CUSIP Service Bureau") for
                             the reservation of a series of CUSIP numbers (including tranche numbers), each of which series consists of approximately 900
                             CUSIP numbers and relates to Global Securities representing the
                             Book-Entry Notes. The Company has obtained from the CUSIP Service
                             Bureau a written list of each series of reserved CUSIP numbers and has delivered to Chase and DTC the written list of 900 CUSIP numbers of each such series. The Company will assign CUSIP numbers to Global Securities as described below under Settlement
                             Procedure "B". DTC will notify the CUSIP Service Bureau
                             periodically of the CUSIP Numbers that the Company has assigned to Global Securities. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional
                             CUSIP numbers to Chase and DTC.

REGISTRATION:                Each Global Security will be registered in the name of Cede &
                             Co., as nominee for DTC, on the register maintained under the
                             Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such
                             Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such
                             Participants or through the separate records of such Participants and one or more indirect participants in DTC.

TRANSFERS:                   Transfers of a Book-Entry Note will be accompanied by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more

                             indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

EXCHANGES:                   Chase may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying: (i) the CUSIP numbers of two or more Outstanding Global Securities that
                             represent Book-Entry Notes having the same terms and for which interest has been paid to the same date; (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security; and (iii) a new CUSIP number which has been assigned by the Company to such replacement Global Security. Upon receipt of such a notice, DTC will send to its Participants and to Chase a written
                             reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date Chase will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global
                             Securities to be exchanged will no longer be valid. On the specified exchange date, Chase will exchange such Global
                             Securities for a single Global Security bearing the new CUSIP number and a new Interest Accrual Date, and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP
                             Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global
                             Securities to be exchanged exceed U.S.$200,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each U.S.$200,000,000 principal amount of the exchanged Global Security and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below).

MATURITIES:                  Each Book-Entry Note will mature on a date more than nine months after the settlement date for such Note.

NOTICE OF REDEMPTION
  DATES:                     Chase will give notice to DTC prior to each Redemption Date (as specified in the Note), if any, at the time and in the manner set forth in the Letter of Representations.

DENOMINATIONS:               Book-Entry Notes will be issued in principal amounts of
                             U.S.$1,000 or any amount in excess thereof that is an integral multiple of U.S.$1,000. Global Securities will be denominated in principal amounts not in excess of U.S.$200,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of U.S.$200,000,000 would, but for the preceding sentence, be represented by a single Global Security, then one Global
                             Security will be issued to represent each U.S.$200,000,000 principal amount of such Book-Entry Note or Notes and an
                             additional Global Security will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such
                             Book-Entry Note or Notes shall be assigned the same CUSIP number.

INTEREST:                    GENERAL. Interest on each Book-Entry Note will accrue from the
                             Interest Accrual Date of the Global Security representing such
                             Note. Each payment of interest on a Book-Entry Note will include interest accrued to but

                             excluding the Interest Payment Date or the Maturity Date or upon earlier redemption or repayment; provided that in the case of
                             Floating Rate Notes that reset daily or weekly, interest payments will include interest accrued to, but excluding, the Record Date immediately preceding the Interest Payment Date, except that at maturity or earlier redemption or repayment, the interest payable will include interest accrued to, but excluding, the maturity date or the date of redemption or repayment, as the case may be.
                             Interest payable at the maturity or upon redemption or repayment of a Book-Entry Note will be payable to the person to whom the principal of such Note is payable. Standard & Poor's Corporation will use the information received in the pending deposit message described under Settlement Procedures "C" below in order to include the amount of any interest payable and certain other information regarding the related Global Security in the
                             appropriate weekly bond report published by Standard & Poor's
                             Corporation.

                             RECORD DATES. The Record Date with respect to any Interest
                             Payment Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date.

                             FIXED RATE BOOK-ENTRY NOTES. Interest payments on Fixed Rate
                             Book-Entry Notes will be made semiannually and at maturity
                             PROVIDED, HOWEVER, that in the case of a Fixed Rate Book-Entry
                             Note issued between a Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment
                             Date following the next succeeding Record Date.

                             FLOATING RATE BOOK-ENTRY NOTES. Interest payments will be made on
                             Floating Rate Book-Entry Notes monthly, quarterly, semi-annually or annually. Unless otherwise agreed upon, interest will be payable, in the case of Floating Rate Book-Entry Notes with a daily, weekly or monthly Interest Reset Date, on the third
                             Wednesday of each month; in the case of Notes with a quarterly
                             Interest Reset Date, on the third Wednesday of January, April,
                             July and October of each year; in the case of Notes with a semi-
                             annual Interest Reset Date, on the third Wednesday of the two months specified in the applicable Pricing Supplement; and in the case of Notes with an annual Interest Reset Date, on the third
                             Wednesday of the month specified in the applicable Pricing
                             Supplement; PROVIDED HOWEVER, that if an Interest Payment Date for Floating Rate Book-Entry Notes would otherwise be a day that is not a Business Day with respect to such Floating Rate
                             Book-Entry Notes, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate
                             Book-Entry Notes, except that in the case of LIBOR Note if such
                             Business Day is in the next succeeding calendar month, such
                             Interest Payment Date will be the immediately preceding Business
                             Day; and PROVIDED, FURTHER, that in the case of a Floating Rate
                             Book-Entry Note issued between a Record Date and an Interest
                             Payment Date, the first interest payment will be made on the
                             Interest Payment Date following the next succeeding Record Date.

                             NOTICE OF INTEREST PAYMENT AND RECORD DATES. On the first
                             Business Day of January, April, July and October of each year,
                             Chase will deliver to the Company and DTC a written list of
                             Record Dates and Interest Payment Dates that will occur with respect to Book-Entry Notes during the six-month period beginning on such first Business Day.

CALCULATION OF INTEREST:     FIXED RATE BOOK-ENTRY NOTES. Interest on Fixed Rate Book-Entry
                             Notes (including interest for practical periods) will be
                             calculated on the basis of a 360-day year of twelve thirty-day months.

                             FLOATING RATE BOOK-ENTRY NOTES. Interest rates on Floating Rate
                             Book-Entry Notes will be determined as set forth in the form of
                             Notes. Interest on Floating Rate Book-Entry Notes will be
                             calculated on the basis of actual days elapsed and a year of 360 days except that in the case of Treasury Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

PAYMENTS OF PRINCIPAL AND
  INTEREST:                  PAYMENTS OF INTEREST. Promptly after each Record Date Chase will deliver to the Company and DTC a written notice specifying by
                             CUSIP number the amount of interest to be paid on each Global
                             Security on the following Interest Payment Date (other than an
                             Interest Payment Date coinciding with maturity) and the total of such amounts. DTC will confirm the amount payable on each such
                             Global Security on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's Corporation.
                             The Company will pay to Chase, as Paying Agent, the total amount of interest due on such Interest Payment Date (other than at maturity), and Chase will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment." If any
                             Interest Payment Date for a Fixed Rate Book-Entry Note is not a
                             Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

                             PAYMENT AT MATURITY OR UPON REDEMPTION. On or about the first
                             Business Day of each month, Chase will deliver to the Company and
                             DTC a written list of principal and interest to be paid on each
                             Global Security maturing either at maturity or on a redemption or repayment date in the following month. The Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth
                             Business Day preceding the Maturity Date or redemption or
                             repayment date of such Global Security. The Company will pay to
                             Chase as the Paying Agent, the principal amount of such Global
                             Security, together with interest due at such Maturity Date or redemption or repayment date. Chase will pay such amounts to DTC at the times and in the manner set forth below under "Manner of
                             Payment." If any Maturity Date or redemption or repayment date of a Global Security representing Book-Entry Notes is not a Business
                             Day, the payment due on such day shall be made on the next succeeding Business Day and, in the case of Fixed Rate Notes, no interest shall accrue on such payment for the period from and after such Maturity Date or redemption or repayment date.
                             Promptly after payment to DTC of the principal and interest due on the Maturity Date or redemption or repayment date of such
                             Global Security, Chase will cancel such Global Security in accordance with the terms of the Indenture and deliver it to the
                             Company with a certificate of cancellation.

                             MANNER OF PAYMENT. The total amount of any principal and interest due on Global Securities on any Interest Payment Date or at
                             maturity or upon redemption or repayment shall be paid by the
                             Company to Chase in funds available for immediate use by Chase not later than 9:30 A.M. (New York

                             City time) on such date. The Company will make such payment on such Global Securities by instructing Chase to withdraw funds from an account maintained by the Company at Chase. The Company will confirm such instructions in writing to Chase. At or after
                             11:00 A.M. (New York City time) on each Maturity Date or
                             redemption or repayment date or as soon as possible thereafter,
                             Chase will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC or by other procedures previously established between DTC and Chase, each payment of interest or principal (together with interest thereon) due on Global Securities on any Maturity Date or
                             redemption or repayment date. On each Interest Payment Date, interest payments shall be made by wire transfer of immediately available funds. Thereafter on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the
                             respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the
                             book-entry system maintained by DTC. Neither the Company nor
                             Chase shall have any responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                             WITHHOLDING TAXES. The amount of any taxes required under
                             applicable law to be withheld from any interest payment on a
                             Book-Entry Note will be determined and withheld by the
                             Participant, indirect participant in DTC or other person
                             responsible for forwarding payments directly to the beneficial owner of such Note.

PREPARATION OF PRICING
  SUPPLEMENT:                If any order to purchase a Book-Entry Note is accepted by or on behalf of the Company, the Company will prepare a pricing
                             supplement (a "Pricing Supplement") reflecting the terms of such
                             Note and will arrange to file 10 copies of such Pricing
                             Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act, will deliver the number of copies of such Pricing Supplement to the Agent as the Agent shall request by the close of business on the following Business
                             Day. The Agent will cause such Pricing Supplement to be delivered to the purchaser of the Note.

                             In each instance that a Pricing Supplement is prepared, the Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files) will be destroyed.

SETTLEMENT:               The receipt by the Company of immediately available funds in payment for a
                          Book-Entry Note and the authentication and issuance of the Global Security representing such Note shall constitute "settlement" with respect to such Note.
                          All orders accepted by the Company will be settled on the fifth Business Day pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day.

SETTLEMENT PROCEDURES:    Settlement Procedures with regard to each Book-Entry Note sold by the Company to or through the Agent, (except pursuant to a Terms Agreement, as defined in the
                          Distribution Agreement), shall be as follows:

                          A.         The Agent will advise the Company by telephone that such Note is a
                                     Book-Entry Note and of the following settlement information:

                                     1.         Principal amount.
                                     2.         Maturity Date.
                                     3.         In the case of a Fixed Rate Book-Entry Note, the interest
                                                rate or in the case of a Floating Rate Book-Entry Note,
                                                the Initial Interest Rate (if known at such time), Base
                                                Rate, Index Maturity, Interest Reset Period, Interest
                                                Reset Date, Interest Reset Dates, Interest Payment Period,
                                                Interest Determination Date, Spread or Spread Multiplier
                                                (if any), Minimum Interest Rate (if any) and Maximum
                                                Interest Rate (if any).
                                     4.         Interest Payment Dates.
                                     5.         Redemption or repayment provisions, if any.
                                     6.         Settlement date.
                                     7.         Price.
                                     8.         Agent's commission, if any, determined as provided in the
                                                Distribution Agreement.
                                     9.         Whether the Note is an OID Note, and if it is an OID Note,
                                                the total amount of OID, the yield to maturity as the
                                                initial accrual period OID.
                                     10.        Any other applicable terms.

                          B.         The Company will advise Chase by telephone or electronic transmission
                                     (confirmed in writing at any time on the same date) of the information set forth in Settlement Procedure "A" above. The Company will then assign a CUSIP number to the Global Security representing such Note and will notify Chase and the Agent of such CUSIP number by telephone as soon as practicable.

                          C.         Chase will enter a pending deposit message through DTC's Participant
                                     Terminal System, providing the following settlement information to
                                     DTC, the Agent and Standard & Poor's Corporation:
                                     1.         The information set forth in Settlement Procedure "A".
                                     2.         The initial Interest Payment Date for such Note, the
                                                number of days by which such date succeeds the related DTC
                                                Record Date (which in the case of Floating Rate Notes
                                                which reset daily or weekly, shall be the date five
                                                calendar days immediately preceding the applicable
                                                Interest Payment Date and, in the case of all other Notes, shall be the Record Date as defined in the Note) and
                                                amount of interest payable on such initial Interest
                                                Payment Date.
                                     3.         The CUSIP number of the Global Security representing such
                                                Note.
                                     4.         Whether such Global Security will represent any other
                                                Book-Entry Note (to the extent known at such time).

                          D.         Chase will complete and authenticate the Global Security representing such Note.

                          E.         DTC will credit such Note to Chase's participant account at DTC.

                          F.         Chase will enter an SDFS deliver order through DTC's Participant
                                     Terminal System instructing DTC to (i) debit such Note to Chase's participant account and credit such Note to the Agent's participant account and (ii) debit the Agent's settlement account and credit
                                     Chase's settlement account for an amount equal to the price of such
                                     Note less the Agent's commission, if any. The entry of such a deliver order shall constitute a representation and warranty by Chase to DTC that (a) the Global Security representing such Book-Entry Note has been issued and authenticated and (b) Chase is holding such Global
                                     Security pursuant to the Medium-Term Note Certificate Agreement between Chase and DTC.

                          G.         Unless the Agent purchased such Note as principal, the Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the Agent's participant account and credit such Note to the participant accounts of the
                                     Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Agent for an amount equal to the price of such Note.

                          H.         Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                          I.         Chase will credit to the account of the Company maintained at Chase
                                     New York, New York, in funds available for immediate use in the amount transferred to Chase in accordance with Settlement Procedure
                                     "F".

                          J.         Unless the Agent purchased such Note as principal, the Agent will confirm the purchase of such Note to the purchaser and the Company either by transmitting to the Participants and the Company with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

                          K.         Monthly, Chase will send to the Company a statement setting forth the principal amount of Notes Outstanding as of that date under the
                                     Indenture and setting forth a brief description of any sales of which the Company has advised Chase but which have not yet been settled.

SETTLEMENT PROCEDURES
  TIMETABLE:              For sales by the Company of Book-Entry Notes to or through the Agent (except pursuant to a Terms Agreement) for settlement on the first Business Day after the sale date, Settlement Procedures "A" through "J" set forth above shall be completed as soon as possible but no later than the respective times (New York
                          City time) set forth below:

SETTLEMENT
PROCEDURE                    TIME
----------  --------------------------------------
    A       11:00 A.M. on the sale date
    B       12:00 Noon on the sale date
    C       2:00 P.M. on the sale date
    D       9:00 A.M. on the settlement date
    E       10:00 A.M. on the settlement date
   F-G      2:00 P.M. on the settlement date
    H       4:45 P.M. on the settlement date
   I-J      5:00 P.M. on the settlement date

                          If a sale is to be settled more than one Business Day after the sale date,
                          Settlement Procedures "A", "B" and "C" shall be completed as soon as practicable but not later than 11:00 A.M., 12 Noon and 2:00 P.M., respectively, on the first
                          Business Day after the sale date. If the Initial Interest Rate for a Floating
                          Rate Book-Entry Note has not been determined at the time that Settlement
                          Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12 Noon and 2:00
                          P.M., respectively, on the second Business Day before the settlement date.
                          Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the
                          SDFS operating procedures in effect on the settlement date. If settlement of a
                          Book-Entry Note is rescheduled or cancelled, Chase, after receiving notice from the Company or the Agent, will deliver to DTC, through DTC's Participant
                          Terminal System, a cancellation message to such effect by no later than 2:00
                          P.M. on the Business Day immediately preceding the scheduled settlement date.

FAILURE TO SETTLE:        If Chase fails to enter an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure "F", Chase may deliver to DTC, through DTC's
                          Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to Chase's participant account, provided that
                          Chase's participant account contains a principal amount of the Global Security representing such Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry
                          Notes represented by a Global Security, Chase will mark such Global Security
                          "cancelled," make appropriate entries in Chase records and send such cancelled
                          Global Security to the Company. The CUSIP number assigned to such Global
                          Security shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a
                          Global Security, Chase will exchange such Global Security

                          for two Global Securities, one of which shall represent such Book-Entry Note or
                          Notes and shall be cancelled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered
                          Global Security.

                          If the purchase price for any Book-Entry Note is not timely paid to the
                          Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "F" and "G", respectively. Thereafter, Chase will deliver the withdrawal message and take the related actions described in the preceding paragraph. Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect.

                          In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, Chase will provide, in accordance with Settlement Procedures "D" and "F", for the authentication and issuance of a Global Security representing the Book-Entry
                          Notes to be represented by such Global Security and will make appropriate entries in its records.

                                    PART II:
                ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

    Chase will serve as Registrar in connection with the Certificated Notes.

ISSUANCE:                 Each Certificated Note will be dated and issued as of the date of its authentication by Chase. Each Certificated Note will bear an
                          Original Issue Date, which will be (i) with respect to an
                          original Certificated Note (or any portion thereof), its original issuance date (which will be the settlement date) and (ii) with respect to any Certificated Note (or portion thereof) issued subsequently upon transfer or exchange of a Certificated Note or in lieu of a destroyed, lost or stolen Certificated Note, the original issuance date of the predecessor Certificated Note, regardless of the date of authentication of such subsequently issued Certificated Note.

REGISTRATION:             Certificated Notes will be issued only in fully registered form without coupons.

TRANSFERS AND EXCHANGES:  A Certificated Note may be presented for transfer or exchange at the corporate trust office of Chase. Certificated Notes will be exchangeable for other Certificated Notes having identical terms but different denominations without service charge. Certificated
                          Notes will not be exchangeable for Book-Entry Notes.

MATURITIES:               Each Certificated Note will mature on a date more than nine months from the settlement date for such Note.

CURRENCY:                 The currency denomination with respect to any Certificated Note and the payment of interest and the repayment of principal with respect to any such Certificated Note shall be as set forth therein and in the applicable Pricing Supplement.

DENOMINATIONS:            The authorized denomination of any Certificated Note denominated in U.S. dollars will be U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Notes denominated in a currency other than U.S. dollars will be issued in denominations specified in the applicable Pricing Supplement.

INTEREST:                 GENERAL. Interest on each Certificated Note will accrue from the
                          Original Issue Date of such Note for the first interest period and from the most recent date to which interest has been paid for all subsequent interest periods. Each payment of interest on a
                          Certificated Note will include interest accrued to but excluding the Interest Payment Date; provided that in the case of Floating
                          Rate Notes which reset daily or weekly, interest payments will include the Record Date immediately preceding the Interest
                          Payment Date, except that at maturity or earlier redemption or repayment, the interest payable will include interest accrued to, but excluding the Maturity Date or the date or redemption or repayment, as the case may be.

                          FIXED RATE CERTIFICATED NOTES. Unless otherwise specified
                          pursuant to Settlement Procedure "A" below, interest payments on
                          Fixed Rate Certificated Notes will be made semiannually and at maturity; PROVIDED, HOWEVER, that in the case of Certificated
                          Fixed Rate Notes issued between a Record Date and an Interest
                          Payment Date, the first interest payment will be made on the
                          Interest Payment Date following the next succeeding Record Date.

                          FLOATING RATE CERTIFICATED NOTES. Interest payments will be made on Floating Rate Certificated Notes monthly, quarterly,
                          semi-annually or annually. Interest will be payable, in the case of Floating Rate Certificated Notes with a daily, weekly or monthly Interest Reset Date, on the third Wednesday of each month; in the case of Notes with a quarterly Interest Reset Date, on the third Wednesday of January, April, July and October of each year; in the case of the Notes with a semi-annual Interest
                          Reset Date, on the third Wednesday of the two months specified in the applicable Pricing Supplement; and in the case of Notes with an annual Interest Reset Date, on the third Wednesday of the month specified in the applicable Pricing Supplement; PROVIDED,
                          HOWEVER, that if an Interest Payment Date for Floating Rate
                          Certificated Notes would otherwise be a day that is not a
                          Business Day with respect to such Floating Rate Certificated
                          Notes, such Interest Payment Date will be the next succeeding
                          Business Day with respect to such Floating Rate Certificated
                          Notes, except that in the case of a LIBOR Note is such Business
                          Day is in the next succeeding calendar month, such Interest
                          Payment Date will be the immediately preceding Business Day; and
                          PROVIDED, FURTHER, that in the case of a Floating Rate
                          Certificated Note issued between a Record Date and an Interest
                          Payment Date, the first interest payment will be made on the
                          Interest Payment Date following the next succeeding Record Date.

CALCULATION OF INTEREST:  FIXED RATE CERTIFICATED NOTES. Interest on Fixed Rate Certificated Notes
                          (including interest for partial periods) will be calculated on the basis of a
                          360-day year of twelve thirty-day months.

                          FLOATING RATE CERTIFICATED NOTES. Interest rates on Floating Rate Certificated
                          Notes will be determined as set forth in the form of Notes. Interest on
                          Floating Rate Certificated Notes will be calculated on the basis of the actual days elapsed and a year of 360 days except that in the case of Treasury Rate
                          Notes, interest will be calculated on the basis of the actual number of days in the year.

PAYMENTS OF PRINCIPAL
  AND INTEREST:           Chase will pay the principal amount of each Certificated Note at maturity or upon redemption or repayment upon presentation and surrender of such Note to
                          Chase. Such payment, together with payment of interest due at maturity or upon redemption or repayment of such Note, will be made in funds available for immediate use by Chase and in turn by the holder of such Note. Certificated
                          Notes presented to Chase at maturity or upon redemption or repayment for payment will be cancelled by Chase and delivered to the Company with a certificate of cancellation. All interest payments on a Certificated Note
                          (other than interest due at maturity or upon redemption or repayment) will be made by check drawn on Chase (or another person appointed by the Company) and mailed by Chase to the person entitled thereto as provided in such Note and the
                          Indenture; PROVIDED, HOWEVER, that the holder of $10,000,000 (or the equivalent in a specified currency other than U.S. dollars) or more of Notes having the same Interest Payment Date and other terms will be entitled to receive payment by wire transfer of immediately available funds but only if appropriate payment instructions have been received in writing by the Paying Agent not less than fifteen days prior to the applicable Interest Payment Date. Following each
                          Record Date, Chase will furnish the Company with a list of interest payments to be made on the following Interest Payment Date for each Certificated Note and in total for all Certificated Notes. Interest at maturity or upon redemption or repayment will be payable to the person to whom the payment of principal is payable. Chase will provide monthly to the Company lists of principal and interest, to the extent ascertainable, to be paid on Certificated Notes maturing or to be redeemed or repaid in the next month. Chase will be responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law.

                          If any Interest Payment Date or the Maturity Date or redemption or repayment date of a Fixed-Rate Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest
                          Payment Date, Maturity Date or redemption date or repayment, as the case may
                          be. If any Interest Payment Date or the Maturity Date or redemption or repayment date for any Certificated Floating Rate Note would fall on a day that is not a Business Day with respect to such Note, such Interest Payment Date,
                          Maturity Date or redemption or repayment date will be the following day that is a Business Day with respect to such Note, except that, in the case of a
                          Certificated LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest

                          Payment Date shall be the immediately preceding day that is a Business Day with respect to such Certificated LIBOR Note.

PREPARATION OF PRICING
  SUPPLEMENT:             If any order to purchase a Certificated Note is accepted by or on behalf of the
                          Company, the Company will prepare a pricing supplement (a "Pricing Supplement")
                          reflecting the terms of such Note and will arrange to file 10 copies of such
                          Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424 (b) under the Act, will deliver the number of copies of such Pricing Supplement to the Agent as the Agent shall request by the close of business on the following Business Day. The Agent will cause such Pricing
                          Supplement to be delivered to the purchaser of the Note.

                          In each instance that a Pricing Supplement is prepared, the Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing
                          Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

SETTLEMENT:               The receipt by the Company of immediately available funds in exchange for an authenticated Certificated Note delivered to the Agent and the Agent's delivery of such Note against receipt of immediately available funds shall constitute
                          "settlement" with respect to such Note. All orders accepted by the Company will be settled on or before the fifth Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below, unless the
                          Company and the purchaser agree to settlement on another date.

SETTLEMENT PROCEDURES:    Settlement Procedures with regard to each Certificated Note sold by the Company to or through the Agent (except pursuant to a Terms Agreement) shall be as follows:

                          A.         The Agent will advise the Company by telephone that such Note is a
                                     Certificated Note and of the following settlement information:

                                            1.  Name in which such Note is to be registered ("Registered
                                                Owner").

                                            2.  Address of the Registered Owner and address for payment of principal and interest.

                                            3.  Taxpayer identification number of the Registered Owner
                                                (if available).

                                            4.  Principal amount.

                                            5.  Maturity Date.

                                            6.  In the case of a Fixed Rate Certificated Note, the
                                                interest rate or in the case of a Floating Rate
                                                Certificated Note, the Initial Interest Rate (if known at
                                                such time), Base Rate, Index Maturity, Interest Reset
                                                Period, Initial Interest Reset Date, Interest Reset
                                                Dates, Interest Payment Period, Interest Determination
                                                Date,

                                                Spread or Spread Multiplier (if any), Minimum Interest
                                                Rate (if any) and Maximum Interest Rate (if any).

                                            7.  Interest Payment Dates.

                                            8.  Redemption or Repayment provisions, if any.

                                            9.  Settlement date.

                                           10.  Price

                                           11.  Agent's commission, if any, determined as provided in the
                                                Distribution Agreement between the Company and the Agent.

                                           12.  Whether the Note is an OID Note, and if it is an OID
                                                Note, the total amount of OID, the yield to maturity and
                                                the initial accrual period OID.

                                           13.  Any other applicable terms.

                          B.         The Company will advise Chase by telephone or electronic
                                     transmission (confirmed in writing at any time on the sale date) of the information set forth in Settlement Procedure "A" above.

                          C.         The Company will have delivered to Chase a pre-printed four-ply packet for such Note, which packet will contain the following docu-
                                     ments in forms that have been approved by the Company, the Agent and the Trustee:

                                            1.  Note with customer confirmation.

                                            2.  Stub One--For Chase.

                                            3.  Stub Two--For Agent.

                                            4.  Stub Three--For the Company.

                          D.         Chase will complete such Note and authenticate such Note and deliver it (with the confirmation) and Stubs One and Two to the Agent, and the Agent will acknowledge receipt of the Note by stamping or otherwise marking Stub One and returning it to Chase. Such delivery will be made only against such acknowledgment of receipt and evidence that instructions have been given by the Agent for payment to the account of the Company at Chase, New York, New York, in funds available for immediate use, of an amount equal to the price of such
                                     Note less the Agent's commission, if any. In the event that the instructions given by the Agent for payment to the account of the
                                     Company are revoked, the Company will as promptly as possible wire transfer to the account of the Agent an amount of immediately available funds equal to the amount of such payment made.

                          E.         Unless the Agent purchased such Note as principal, the Agent will deliver such Note (with confirmation) to the customer against payment in immediately payable funds. The Agent will obtain the acknowledgement of receipt of such Note by retaining Stub Two.

                          F.         Chase will send Stub Three to the Company by first-class mail.
                                     Periodically, Chase will also send to the Company a statement setting forth the principal amount of the Notes Outstanding as of that date under Indenture and setting forth a brief description of any sales of which the Company has advised Chase but which have not yet been settled.

SETTLEMENT PROCEDURES
  TIMETABLE:              For sales by the Company of Certificated Notes to or through the Agent (except pursuant to a Terms Agreement), Settlement Procedures "A" through "F" set forth above shall be completed on or before the respective times (New York City time)
                          set forth below:

SETTLEMENT
PROCEDURE                        TIME
----------  ----------------------------------------------

    A       2:00 P.M. on day before settlement date

    B       3:00 P.M. on day before settlement date

   C-D      2:15 P.M. on settlement day

    E       3:00 P.M. on settlement date

    F       5:00 P.M. on settlement date

FAILURE TO SETTLE:        If a purchaser fails to accept delivery of and make payment for any
                          Certificated Notes, the Agent will notify the Company and Chase by telephone and return such note to Chase. Upon receipt of such notice, the Company will immediately wire transfer to the account of the Agent an amount equal to the amount previously credited thereto in respect of such Note. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Distribution Agreement with the
                          Company, then the Company will reimburse the Agent or Chase, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the company. Immediately upon receipt of the Certificated Note in respect of which such failure occurred, Chase will mark such Note "cancelled," make appropriate entries in Chase records and send such Note to the Company.

                          Nothing herein will be deemed to require the Paying Agent to risk or expend its own funds in connection with any payment to the Company, the Agents, the
                          Depository or any Securityholder, it being understood by all parties that payments made by the Paying Agent to any party will be paid only to the extent that funds are provided to the Paying Agent, as the case may be, for such purpose.

                                                                       EXHIBIT C

                 (FORM OF FACE OF SERIES 1999 MEDIUM-TERM NOTE)

[REGISTERED NOTE]

    [IF THIS IS A BOOK-ENTRY NOTE: UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENTS IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                              TEXACO CAPITAL INC.
                          Series 1999 Medium-Term Note
                           Guaranteed by Texaco Inc.

Registered   Registered
No.          [$]

    IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE / /
                             % FIXED RATE NOTE / /

No. DSE-                                    Principal Amount:
CUSIP                                       Maturity Date:
Original Issue Date:                        Extendible:
Interest Accrual Date:                      Final Maturity Date:
Issue Price:                                Option to Elect Payment in U.S. Dollars
Record Date:

     REDEMPTION            REDEMPTION
      DATE(S)               PRICE(S)                   / / Yes            / / No
--------------------  --------------------

                                            Authorized Denominations (Only applicable if
                                            Specified Currency is other than U.S. Dollars):

                                            Interest Payment Period:

     REPAYMENT             REDEMPTION
      DATE(S)               PRICE(S)        Interest Payment Dates:
--------------------  --------------------

                                            Total Amount of OID:
                                            Yield to Maturity:
                                            Initial Accrual Period of OID:
                                            Redemption:

Interest Reset Period:                      Repayment:
Interest Reset Dates:                       Commodity Indexed Note:

ONLY APPLICABLE IF THIS IS A FLOATING RATE NOTE:
Initial Interest Rate:                      Spread (plus or minus):
Index Maturity:                             Spread Multiplier:
Base Rate:                                  Maximum Interest Rate:
Interest Determination Date:                Minimum Interest Rate:
                                            Other Terms:

ONLY APPLICABLE IF THIS IS A CURRENCY INDEXED NOTE:

Denominated Currency:                          Face Amount:
Indexed Currency:                              Base Exchange Rate:

TEXACO CAPITAL INC. (the "Company") promises to pay to             or registered
assigns, the principal sum of       ("Specified Currency") on the "Maturity
Date," as set forth above, and to pay interest thereon as described on the reverse hereof.

    The principal of (and premium, if any) and interest on this Note are payable by the Company in such coin or currency specified above as at the time of payment shall be legal tender for the payment of public and private debts in the country in which such currency is issued (the "Specified Currency"). If the Specified Currency is other than U.S. Dollars the Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in U.S. Dollars by delivery of a written request to the Paying Agent located in The City of New York (initially, The Chase Manhattan Bank) not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to such Paying Agent received not later than fifteen calendar days prior to the applicable payment date.

    REFERENCE IS HEREBY MADE TO THE FUTURE PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

    Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

Dated:
Authenticated:

THE CHASE MANHATTAN BANK
  as Trustee                                   TEXACO CAPITAL INC.
By  (SEAL)                                     By
             AUTHORIZED OFFICER                CHAIRMAN OF THE BOARD
                                               By
                                               PRESIDENT

                           (FORM OF REVERSE OF NOTE)

                              TEXACO CAPITAL INC.

                          Series 1999 Medium-Term Note

                           Guaranteed by Texaco Inc.

1.  INTEREST.

    A. If this is a Fixed Rate Note, the Company promises to pay interest on the principal amount at the rate per annum shown on the face hereof until the principal amount hereof is paid or duly made available for payment. Unless otherwise provided on the face hereof, the Company will pay interest semiannually (each an "Interest Payment Date"), (provided, however, that in the case of a Fixed Rate Note issued between a Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date), commencing with the Interest Payment Date immediately following the Original Issue Date shown on the face hereof, and at Maturity. Interest will accrue from and including the most recent Interest Payment Date or, if no interest has been paid or duly provided for, from and including the Original Issue Date on the face hereof, to, but excluding the Interest Payment Date. The amount of such interest payable on any Interest Payment Date shall be computed on the basis of a year of twelve 30-day months.

    B. If this is an Original Issue Discount Note, as indicated on the face hereof, the interest rate, if any, are specified on the face hereof.

    C. If this is an Amortizing Note, as indicated on the face hereof, the interest rate terms are specified on the face hereof.

    D. If this is a Floating Rate Note, the Company promises to pay interest on the principal amount at the rate per annum equal to the Initial Interest Rate shown on the face hereof until the first Interest Reset Date shown on the face hereof following the Original Issue Date specified on the face hereof and thereafter at a rate determined in accordance with the provisions below under the heading "Determination of CD Rate", "Determination of CMT Rate," "Determination of Commercial Paper Rate", "Determination of Eleventh District Cost of Funds Rate," "Determination of Federal Funds Rate", "Determination of LIBOR", "Determination of Price Rate" or "Determination of Treasury Rate", depending upon whether the Base Rate specified above is CD Rate, CMT Rate, Commercial Paper Rate, Eleventh District Cost of Funds Rate, Federal Funds Rate, LIBOR, Prime Rate, or Treasury Rate, or respectively, until the principal hereof is paid or duly made available for payment. The Company will pay interest monthly, quarterly, semi-annually or annually as specified on the face hereof under "Interest Payment Period", commencing with the first Interest Payment Date specified on the face hereof next succeeding the Original Issue Date, and at Maturity. Unless otherwise provided on the face hereof, the dates on which interest will be payable (each an "Interest Payment Date") will be, in the case of Notes with a daily, weekly or monthly Interest Reset Date, the third Wednesday of each month; in the case of Notes with a quarterly Interest Reset Date, the third Wednesday of January, April, July and October; in the case of Notes with a semi-annual Interest Reset Date, the third Wednesday of the two months specified on the face hereof; and in the case of Notes with an annual Interest Reset Date, the third Wednesday of the month specified on the face hereof; provided, however, that if an Interest Payment Date would fall on a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day, except that in the case the Base Rate is LIBOR, if such date falls in the next calendar month, such Interest Payment Date shall be the immediately preceding Business Day; and provided further, that in the case of a Floating Rate Note issued between a Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date.

    The interest payable on a Floating Rate Note on each Interest Payment Date will include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid, as the case may be, to but excluding such Interest Payment Date; provided, however, that if the Interest Reset Period is daily or weekly, the interest payable on each Interest Payment

Date, other than at Maturity or earlier redemption or repayment, will include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding, the Record Date immediately preceding such Interest Payment Date, and the interest payable at Maturity or earlier redemption or repayment will include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding, the date of Maturity, or the day of redemption or repayment, as the case may be. Such accrued interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. This accrued interest factor shall be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal) for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Base Rate is CD Rate, Commercial Paper Rate, Federal Funds Rate or LIBOR, Prime Rate, CMT Rate or Eleventh District Cost of Funds Rate, as indicated on the face hereof, or by the actual number of days in the year if the Base Rate is Treasury Rate, as indicated on the face hereof. The interest rate in effect on each day will be (a) if such day is an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to the next preceding Interest Reset Date; provided, however, that (i) the interest rate in effect from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate and (ii) the interest rate in effect for the ten calendar days immediately prior to Maturity or redemption or repayment will be that in effect on the tenth calendar day preceding such Maturity or redemption or repayment and (iii) if any Floating Rate Note is issued between a Record Date and the related Interest Payment Date, and such Note has daily or weekly Interest Reset Dates, then notwithstanding the fact that an Interest Reset Date may occur prior to such Interest Payment Date, the Initial Interest Rate shall remain in effect through the first Interest Reset Date occurring on or subsequent to such Interest Payment Date. Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum rate, if any, permitted by New York law. Commencing with the first Interest Reset Date specified on the face hereof following the Original Issue Date and thereafter upon each succeeding Interest Reset Date specified on the face hereof, the rate at which interest on a Floating Rate Note is payable shall be adjusted as specified on the face hereof under Interest Rate Period; provided, however, that if any Interest Rate Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, except that (i) if the Base Rate is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day or (ii) if the Base Rate is Treasury Rate and the Interest Reset Date falls on a date which is an auction date, the Interest Reset Date shall be the next following Business Day.

    The Interest Determination Date pertaining to an Interest Reset Date will be, if the Base Rate is CD Rate, Commercial Paper Rate or Federal Funds Rate, the second Business Day next preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date will be, if the Base Rate is LIBOR, the second London Banking Day preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date will be, if the Base Rate is Treasury Rate, the day of the week in which such Interest Reset Date falls on which Treasury bills (as defined below) of the Index Maturity specified on the face hereof are auctioned. Treasury bills are normally auctioned on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If an auction is so held on the preceding Friday, such Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction falls on a day that is not an Interest Reset Date, such Interest Reset Date will be the next following Business Day.

    Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below.

    DETERMINATION OF CD RATE. If the Base Rate is the CD Rate, as indicated on the face hereof, the interest rate shall equal the rate on the Interest Determination Date specified on the face hereof for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) prior to 3:00 P.M., New York City time, on the Calculation Date for that Interest Determination Date under the heading "CDs (secondary market)". The "Index Maturity" is the period to maturity of the instrument or obligation with respect to which the related interest rate basis or formulae will be calculated.

    If the CD Rate cannot be determined as described above:

    - If the above rate is not published in H.15(519) by 3:00 P.M., New York City time, on the Calculation Date, the CD Rate will be the rate on that Interest Determination Date for negotiable certificates of deposit of the Index Maturity described in the pricing supplement as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "CDs (secondary market)".

    - If that rate is not published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the Calculation Date, then the calculation agent will determine the CD Rate to be the average of the secondary market offered rates as of 10:00 A.M., New York City time, on that Interest Determination Date, quoted by three leading non-bank dealers of negotiable U.S. dollar certificates of deposit in New York City for negotiable certificates of deposit in a denomination of $5,000,000 of major United States money-center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity described in the pricing supplement. The calculation agent will select the three dealers referred to above.

    - If fewer than three dealers are quoting as mentioned above, the CD Rate will remain the CD Rate then in effect on that Interest Determination Date.

    "H.15(519)" means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System.

    "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/h15/update, or any successor site or publication.

    DETERMINATION OF COMMERCIAL PAPER RATE. If the Base Rate is the Commercial Paper Rate, as indicated on the face hereof, the interest rate shall equal (a) the Money Market Yield (as defined herein) on the Interest Determination Date specified on the face hereof of the rate on that date for commercial paper having the Index Maturity described in the related pricing supplement, as published in H.15(519) prior to 3:00 P.M., New York City time, on the Calculation Date for that Interest Determination Date under the heading "Commercial Paper--Nonfinancial".

    If the Commercial Paper Rate cannot be determined as described above:

    - If the above rate is not published in H.15(519) by 3:00 P.M., New York City time, on the Calculation Date, the Commercial Paper Rate will be the Money Market Yield of the rate on that Interest Determination Date for commercial paper having the Index Maturity described in the pricing supplement, as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "Commercial Paper--Nonfinancial".

    - If that rate is not published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the Calculation Date, then the calculation agent will determine the Commercial Paper Rate to be the Money Market Yield of the average of the offered rates of three leading dealers of U.S. dollar commercial paper in New York City as of 11:00 A.M., New York City time, on that Interest Determination Date for commercial paper having the Index Maturity described in the pricing supplement placed for an industrial issuer whose bond rating is "Aa", or the equivalent, from a nationally recognized securities rating organization. The calculation agent will select the three dealers referred to above.

    - If fewer than three dealers are quoting as mentioned above, the Commercial Paper Rate will remain the Commercial Paper Rate then in effect on that Interest Determination Date.

    "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

                            D X 360
 Money Market Yield =                    X 100
                         360 - (D X M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the reset period for which interest is being calculated.

    DETERMINATION OF FEDERAL FUNDS RATE. If the Base Rate is the Federal Funds Rate, as indicated on the face hereof, the interest rate shall equal the rate on the Interest Determination Date specified on the face hereof for Federal Funds, as published in H.15(519) prior to 3:00 P.M., New York City time, on the Calculation Date for that Interest Determination Date under the heading "Federal Funds (Effective)", as such rate is displayed on Telerate on page 120 (or any other page as may replace such page on such service) ("Telerate Page 120").

    If the Federal Funds Rate cannot be determined as described above:

    - If the above rate is not published in H.15(519) by 3:00 P.M., New York City time, on the Calculation Date, the Federal Funds Rate will be the rate on that Interest Determination Date, as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "Federal Funds (Effective)".

    - If that rate does not appear on Telerate Page 120 or is not published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the Calculation Date, then the calculation agent will determine the Funds Rate to be the average of the rates for the last transaction in overnight Federal Funds quoted by three leading brokers of Federal Funds transactions in New York City as of 9:00 A.M., New York City time, on that Interest Determination Date. The calculation agent will select the three brokers referred to above.

    - If fewer than three brokers are quoting as mentioned above, the Federal Funds Rate will be the Federal Funds Rate then in effect on that Interest Determination Date.

    DETERMINATION OF LIBOR. If the Base Rate indicated on the face hereof is LIBOR and the LIBOR so specified is indexed to the offered rates for deposits in U.S. dollars, LIBOR for each Interest Reset Date will be determined as follows:

    - If the pricing supplement specifies "LIBOR Telerate", LIBOR on any Interest Determination Date will be the rate for deposits in the LIBOR Currency having the Index Maturity described in the related pricing supplement on the applicable Interest Reset Date, as such rate appears on the Designated LIBOR Page as of 11:00 A.M., London time, on that Interest Determination Date.

    - If the pricing supplement specifies "LIBOR Reuters", LIBOR on any Interest Determination Date will be the average of the offered rates for deposits in the LIBOR Currency having the Index Maturity described in the related pricing supplement on the applicable Interest Reset Date, as such rates appear on the Designated LIBOR Page as of 11:00 A.M., London time, on that Interest Determination Date, if at least two such offered rates appear on the Designated LIBOR Page.

    - If the pricing supplement does not specify "LIBOR Telerate" or "LIBOR Reuters," the LIBOR Rate will be LIBOR Telerate. In addition, if the Designated LIBOR Page by its terms provides only for a single rate, that single rate will be used regardless of the foregoing provisions requiring more than one rate.

    On any Interest Determination Date on which fewer than the required number of applicable rates appear or no rate appears on the applicable Designated LIBOR Page, LIBOR will be determined as follows:

    - LIBOR will be determined on the basis of the offered rates at which deposits in the LIBOR Currency having the Index Maturity described in the related pricing supplement on the Interest Determination Date and in a principal amount that is representative of a single transaction in that market at that time are offered by four major banks in the London interbank market at approximately 11:00 A.M., London time, on the Interest Determination Date to prime banks in the London interbank market. The calculation agent will select the four banks and request the principal London office of each of those banks to provide a quotation of its rate for deposits in the LIBOR Currency. If at least two quotations are provided, LIBOR for that Interest Determination Date will be the average of those quotations.

    - If fewer than two quotations are provided as mentioned above, LIBOR will be the average of the rates quoted by three major banks in the Principal Financial Center selected by the calculation agent at approximately 11:00 A.M. in the Principal Financial Center, on the Interest Determination Date for loans to leading Europeans banks in the LIBOR Currency having the Index Maturity designated in the pricing supplement and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time. The calculation agent will select the three banks referred to above.

    - If fewer than three banks selected by the calculation agent are quoting as mentioned above, LIBOR will remain LIBOR then in effect on that Interest Determination Date.

    "LIBOR Currency" means the currency specified in the applicable pricing supplement as to which LIBOR shall be calculated or, if no such currency is specified in the applicable pricing supplement, United States dollars.

    "Designated LIBOR Page" means:

    - if the pricing supplement specifies "LIBOR Reuters", the display on the Reuters Monitor Money Rates Service (or any successor service) on the page specified in such pricing supplement (or any other page as may replace such page on such service) for the purpose of displaying the London interbanks rates of major banks for the LIBOR Currency; or

    - if the pricing supplement specifies "LIBOR Telerate" or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified in the applicable pricing supplement as the method of calculating LIBOR, the display on Bridge Telerate, Inc. (or any successor service, "Telerate") on the page specified in such pricing supplement (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.

    DETERMINATION OF TREASURY RATE. If the Base Rate is the Treasury Rate as indicated on the face hereof, the interest rate shall equal the rate for the auction held on the Interest Determination Date of direct obligations of the United States ("Treasury bills") having the Index Maturity described in the related pricing supplement under the caption "INVESTMENT RATE" on the display on Telerate on page 56 (or any other page as may replace such page on such service) ("Telerate Page 56") or page 57 (or any other page as may replace such page on such service) ("Telerate Page 57") by 3:00 P.M., New York City time, on the Calculation Date for that Interest Determination Date.

    If the Treasury Rate cannot be determined as described above:

    - If the rate is not so published by 3:00 P.M., New York City time, on the Calculation Date, the Treasury Rate will be the Bond Equivalent Yield of the auction rate of such Treasury bills as published in H.15 Daily Update, or such recognized electronic source used for the purpose of displaying such rate, under the caption "U.S. Government Securities Treasury Bills/Auction High."

    - If the rate is not so published by 3:00 P.M., New York City time, on the Calculation Date, the Treasury Rate will be the Bond Equivalent Yield of the auction rate of such Treasury bills as otherwise announced by the United States Department of Treasury.

    - If the results of the most recent auction of Treasury bills having the Index Maturity described in the pricing supplement are not published or announced as described above by 3:00 P.M., New York City time, on the Calculation Date, or if no auction is held on the Interest Determination Date, then the Treasury Rate will be the Bond Equivalent Yield on such Interest Determination Date of Treasury bills having the Index Maturity specified in the applicable pricing supplement as published in H.15(519) under the caption "U.S. Government securities/Treasury bills/Secondary market" or, if not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Interest Determination Date of such Treasury Bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "U.S. Government securities/Treasury bills/Secondary market."

    - If such rate is not published in H.15(519) H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the calculation agent will determine the Treasury Rate to be the Bond Equivalent Yield of the average of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on the Interest Determination Date of three leading primary U.S. government securities dealers (which may include the Agents or their affiliates) for the issue of Treasury bills with a remaining maturity closest to the Index Maturity described in the related pricing supplement. The calculation agent will select the three dealers referred to above.

    - If fewer than three dealers are quoting as mentioned above, the Treasury Rate will remain the Treasury Rate then in effect on that Interest Determination Date.

    "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

                              D X N
Bond Equivalent Yield =                   X 100
                          360 - (D X M)

where "D" refers to the applicable per annum rate for Treasury bills quoted on a bank discount basis, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Reset Period.

    DETERMINATION OF PRIME RATE. If the Base Rate is the Prime Rate, as indicated in the applicable Pricing Supplement, the interest rate shall equal the prime rate or base lending rate on that date, as published in H.15(519) by 3:00 P.M., New York City time, on the Calculation Date for that Interest Determination Date under the heading "Bank Prime Loan" or, if not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "Bank Prime Loan."

    If the Prime Rate cannot be determined as described above:

    - If the above rate is not published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the Calculation Date, then the calculation agent will determine the Prime Rate to be the average of the rates of interest publicly announced by each bank that appears on the Reuters screen designated as "US Prime 1" as that bank's prime rate or base lending rate as in effect for that Interest Determination Date.

    - If at least one rate but fewer than four rates appear on "US Prime 1" on the Interest Determination Date, then the Prime Rate will be the average of the prime rates or base lending rates quoted (on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on the Interest Determination Date by three major money center banks in the City of New York selected by the calculation agent.

    - If fewer than three banks are quoting as mentioned above, the Prime Rate will remain the Prime Rate then in effect on that Interest Determination Date.

    DETERMINATION OF CMT RATE. If the Base Rate is the CMT Rate, as indicated in the applicable Pricing Supplement, the interest rate shall equal the rate displayed on the Designated CMT Telerate Page by 3:00 P.M., New York City time, on the Calculation Date for that Interest Determination Date under the caption ". . . Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . .
 . Mondays Approximately 3:45 P.M.," under the column for the Index Maturity described in the related pricing supplement for:

    (1) if the Designated CMT Telerate Page is 7051, the rate on such Interest Determination Date; or

    (2) if the Designated CMT Telerate Page is 7052, the weekly or monthly average for the week, or the month, specified in the related pricing supplement, ended immediately preceding the week or month in which the related Interest Determination Date occurs.

    If the CMT Rate cannot be determined as described above:

    - If the rate is not displayed on the relevant page by 3:00 P.M., New York City time, on the Calculation Date, then the CMT Rate will be the Treasury constant maturity rate for the Designated CMT Maturity Index, as published in H.15(519).

    - If that rate is not published in H.15(519) by 3:00 P.M., New York City time, on the Calculation Date, then the CMT Rate will be the Treasury constant maturity rate (or other United States Treasury rate) for the Designated CMT Maturity Index for the Interest Determination Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the calculation agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in H.15(519).

    - If that information is not provided by 3:00 P.M., New York City time, on the Calculation Date, then the calculation agent will determine the CMT Rate to be a yield to maturity based on the average of the secondary market closing offered rates, as of approximately 3:30 P.M., New York City time, on the Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in New York City. The calculation agent will select five Reference Dealers and will eliminate the highest quotation (or, in the event of overlap, one of the highest quotations) and the lowest quotation (or, in the event of overlap, one of the lowest quotations), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than the Designated CMT Maturity Index minus one year.

    - If three Treasury Note quotations cannot be obtained, the CMT Rate will be a yield to maturity based on the average of the secondary market offered rates as of approximately 3:30 P.M., New

      York City time, on the Interest Determination Date of three Reference Dealers in New York City (selected using the same method described above) for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If two Treasury Notes with an original maturity have remaining terms to maturity equally close to the Designated CMT Maturity Index, the calculation agent will obtain quotations for the Treasury Note with the shorter remaining term to maturity.

    - If three or four (but not five) Reference Dealers are quoting as described above, then the CMT Rate will be based on the average of the offered rates obtained and neither the highest nor the lowest of those quotations will be eliminated.

    - If fewer than three Reference Dealers selected by the calculation agent are quoting as described above, the CMT Rate will remain the CMT Rate then in effect on the Interest Determination Date.

    "Designated CMT Telerate Page" means the display on Telerate, on the page specified in the applicable pricing supplement (or any other page as may replace such page on such service) for the purpose of displaying Treasury Constant Maturities as reported in H.15(519) or, if no such page is specified in the applicable pricing supplement, page 7052.

    "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury Securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified in the applicable pricing supplement with respect to which the CMT Rate will be calculated or if no such maturity is specified in the applicable pricing supplement, 2 years.

    DETERMINATION OF ELEVENTH DISTRICT COST OF FUNDS RATE. If the Base Rate is the Eleventh District Cost of Funds Rate, as indicated in the applicable Pricing Supplement, the interest rate shall equal the monthly weighted average cost of funds for the month preceding the Interest Determination Date as displayed on the Telerate Page 7058 by 11:00 A.M., San Francisco time, on the Calculation Date for that Interest Determination Date under the caption "11th District."

    If the Eleventh District Cost of Funds Rate cannot be determined as described above:

    - If the rate is not displayed on the relevant page by 11:00 A.M., San Francisco time, on the Calculation Date, then the Eleventh District Cost of Funds Rate will be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District, as announced by the Federal Home Loan Bank of San Francisco, for the month immediately preceding the Interest Determination Date.

    - If no announcement was made relating to the month preceding the Interest Determination Date, the Eleventh District Court of Funds Rate will remain the Eleventh District Cost of Funds Rate then in effect on the Interest Determination Date.

2. METHOD OF PAYMENT AND RECORD DATE.

    Payments in U.S. Dollars of interest (other than interest payable at Maturity or upon earlier redemption or repayment) will be made by mailing a check to the Holder at the address of the Holder appearing on the Register (as defined in the Indenture) on the applicable Record Date. Notwithstanding the foregoing, (a) the Depositary, as holder of the Book-Entry Note shall be entitled to receive payments of interest by wire transfer of immediately available funds; and (b) a Holder of U.S. $10,000,000 or more in aggregate principal amount of Certificated Notes of like tenor and terms (or a holder of the equivalent thereof in a Specified Currency other than U.S. Dollars as determined by the Exchange Rate Agent on the basis of the Market Exchange Rate (as defined below)) shall be entitled to receive such payments in U.S. Dollars by wire transfer of immediately available funds, but only if appropriate payment instructions have been received in writing by the Company's Paying Agent in The City of New York not less than 15 days prior to the applicable Interest Payment Date. If so provided on the face hereof, simultaneously with any election by the Holder of a Note denominated in other than U.S. Dollars hereof to receive payments of principal and any premium and interest in U.S. Dollars, such Holder shall provide appropriate payment instructions to such Paying Agent and all such payments will be made in immediately available funds to an account maintained by the payee with a bank. Principal and any premium and interest payable at Maturity or repayment or redemption will be paid in immediately available funds upon surrender of such Note at the office of a Paying Agent in The City of New York or at such other office or agency as the company may designate.

    Unless otherwise specified on the face hereof, the Record Date with respect to any Interest Payment Date (as defined below) shall be the date 15 calendar days immediately preceding such Interest Payment Date, whether or not such date shall be a Business Day. Interest which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name the Note is registered at the close of business on the Record Date for such interest; provided, however, that interest payable on the Interest Payment Date occurring at maturity or upon earlier redemption or prepayment will be to the person to whom principal shall be payable; provided, further that the first payment of interest on any Note with an Original Issue Date between a Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Record Date to the registered owner on such next succeeding Record Date.

    Notwithstanding the foregoing, any interest that is payable but not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the registered holder thereof on such Record Date, and shall be paid to the person in whose name such Note is registered on the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice whereof having been given to the Trustee and the Holder of such Note not less than fifteen days prior to such Special Record Date, or may be paid at any time and in any other lawful manner, or as more fully provided in the Indenture.

    "Business Day" means any day, other than a Saturday or Sunday, that meets each of the following applicable requirements: the day is (a) not a day on which banking institutions are authorized or required by law or regulation to be closed in The City of New York; (b) if this Note is denominated in a Specified Currency other than U.S. Dollars, (i) not a day on which banking institutions are authorized or required by law or regulation to close in the financial center of the country issuing the Specified Currency (which in the case of ECU shall be London and Luxembourg City, Luxembourg) and (ii) a day on which banking institutions in such financial center are carrying out transactions in such Specified Currency; and (c) with respect to a LIBOR Note, a London Banking Day. "London Banking Day" means any day on which dealings in deposits in U.S. Dollars are transacted in the London interbank market. In connection with any calculations, all percentages will be rounded, if necessary to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards and all currency or currency unit amounts used and resulting from such calculations on the Notes will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upwards).

3. PAYING AGENT AND REGISTRAR.

    Initially, The Chase Manhattan Bank, as Trustee ("Trustee"), 450 W. 33rd Street, New York, New York 10001, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without notice.

4. INDENTURE.

    The Company issued the Note as part of a Series of Notes under an indenture dated as of August 24, 1984 as (1) supplemented and restated by The First Supplemental Indenture dated as of January 31, 1990, as (2) further amended by the First Supplement to the First Supplemental Indenture dated as of October 11, 1990 and (3) as further amended by the Second Supplement to the First Supplemental Indenture, dated as of August 5, 1997 (as so supplemented and amended, the "Indenture") among the Company, Texaco Inc. and the Trustee. The terms of the Note include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code SectionSection 77aaa-77bbbb) as amended (the "Act"). The Series of Notes are subject to all such terms, and the holder of this Note is referred to the Indenture and the Act for a statement of them. Notwithstanding Section 8.01 of the Indenture, the Company hereby covenants that it will not terminate its obligations with respect to the Notes by making certain deposits with the Trustee, and the Trustee and a Paying Agent shall have no obligation under
Article 8 with respect to the Notes. This Note is one of a Series of Notes of the Company designated as its Series 1999 Medium-Term Notes.

5. GUARANTY.

    This Note is guaranteed by Texaco Inc.

6. OPTIONAL REDEMPTION.

    If specified on the face hereof, this Note may be redeemed, as a whole or from time to time in part, at the option of the Company, on not less than 30 nor more than 60 days' prior notice given as provided in the Indenture, on any Redemption Date(s) and at the related Redemption Price(s) set forth on the face hereof. If less than all the Outstanding Notes of like tenor and terms are to be redeemed, the particular Notes to be redeemed shall be selected by the Trustee not more than 60 days prior to the Redemption Date from the Outstanding Notes of like tenor or terms not previously called for redemption. Such selection shall be of principal amounts equal to the minimum authorized denomination for such Notes or any integral multiple thereof. Subject to the immediately preceding sentence, such selection shall be made by any method as the Trustee deems fair and appropriate. The notice of such redemption shall specify which Notes are to be redeemed. In the event of redemption of this Note in part only, a new Note or Notes of this series of like tenor or terms for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof.

7. MANDATORY REDEMPTION.

    Unless so stated on the face hereof, this Note is not subject to mandatory redemption.

8. REPAYMENT AT OPTION OF HOLDER.

    If specified on the face hereof, this Note will be subject to repayment at the option of the Holder hereof on the Repayment Date(s) and at the Repayment Price(s) indicated on the face hereof. If no such Repayment Date is set forth on the face hereof, this Note may not be so repaid at the option of the Holder hereof prior to Stated Maturity. On each Repayment Date, if any, this Note shall be repayable in whole or in part at the option of the Holder hereof at the applicable Repayment Price set forth on the face hereof, together with interest thereon to the date of repayment. For this Note to be repaid in whole or in part at the option of the Holder hereof, the Paying Agent in The City of New York must receive not less than 30 nor more than 45 days prior to the Repayment Date
(i) the Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of the Note, the principal amount of the Note, the certificate number of the Note or a description of the Note's tenor or terms, the principal amount of the Note to be prepaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be prepaid with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed will be received by such Paying Agent no later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Note and form duly completed are received by such Paying Agent by such fifth Business Day. Exercise of such repayment option shall be irrevocable. Such option may be exercised by the Holder for less than that entire principal amount provided that the principal amount remaining outstanding after repayment is an authorized denomination.

9. EXTENSION OF MATURITY.

    If so indicated on the face of the Note, the Company has the option to extend the Maturity Date of the Note for one or more periods of one or more whole years (each an "Extension Period") up to but not beyond the "Final Maturity Date", as set forth above.

    The Company may exercise such option by notifying the Trustee of such exercise at least 45 but not more than 60 days prior to the Maturity Date in effect prior to the exercise of such option (the "Original Maturity Date"). No later than 40 days prior to the Original Maturity Date, the Trustee will mail to the holder of the Note a notice (the "Extension Notice") relating to such Extension Period, first class, postage prepaid, setting forth: (a) the election of the Company to extend the Maturity Date of such Note; (b) the new Maturity Date; (c) in the case of a Fixed Rate Note, the interest rate applicable to the Extension Period or, in the case of a Floating Rate Note, the Spread or Spread Multiplier applicable to the Extension Period; and (d) the provisions, if any, for redemption during the Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Extension Period. Upon the mailing by the Trustee of an Extension Notice to the holder of a Note, the Maturity Date of such Note shall be extended automatically, and, except as modified by the Extension Notice and as described in the next paragraph, such Note will have the same terms as prior to the mailing of such Extension Notice.

    Notwithstanding the foregoing, not later than 20 days prior to the original Maturity Date for a Note, the Company may, at its option, revoke the interest rate, in the case of a Fixed Rate Note, or the Spread or Spread Multiplier, in the case of a Floating Rate Note, provided for in the Extension Notice and establish a higher interest rate, in the case of a Fixed Rate Note, or a higher Spread or Spread Multiplier, in the case of a Floating Rate Note, for the Extension Period by causing the Trustee to mail notice of such higher interest rate or higher Spread or Spread Multiplier, as the case may be, first class, postage prepaid, to the holder of such Note. Such notice shall be irrevocable. All Notes with respect to which the Maturity Date is extended will bear such higher interest rate, in the case of a Fixed Rate Note, or higher Spread or Spread Multiplier, in the case of a Floating Rate Note, for the Extension Period, whether or not tendered for repayment.

    If the Company elects to extend the Maturity Date of a Note, the holder of such Note will have the option to elect repayment of such Note by the Company on the Original Maturity Date at a price equal to the principal amount thereof plus any accrued interest to such date. In order for a Note to be so repaid on the Original Maturity Date, the holder thereof must follow the procedures set forth above under "Repayment" for optional repayment, except that the period for delivery of such Note or notification to the Trustee shall be at least 25 but not more than 35 days prior to the Original Maturity Date and except that a holder who has tendered a Note for repayment pursuant to an Extension Notice may, by written notice to the Trustee revoke any such tender for repayment until the close of business on the tenth calendar day prior to the Original Maturity Date.

10. DENOMINATIONS AND CURRENCY.

    The authorized denominations of Notes denominated in U.S. Dollars will be U.S.$1,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Notes denominated in a currency other than U.S. Dollars will be as set forth on the face hereof.

    If the Specified Currency is other than U.S. Dollars and if such option is specified on the face hereof, the Holder may elect to receive payment in respect of this Note in U.S. Dollars based upon the Exchange Rate as determined by the Exchange Rate Agent (initially, The Chase Manhattan Bank) appointed by the Company for such purpose based on the highest firm bid quotation for U.S. Dollars received by such Exchange Rate Agent at approximately 11:00 A.M. New York City time on the second Business Day preceding the applicable payment date (or if no such rate is quoted on such date the last date on which such rate was quoted), from three recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent and approved by the Company (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer for settlement on such payment date of the aggregate amount of the Specified Currency payable on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, payments will be made in the Specified Currency unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case the Company will be entitled to make payments in respect hereof in U.S. Dollars as provided below.

    Except as set forth below, if payment on a Note is required to be made in a Specified Currency other than U.S. Dollars and such currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments due on that due date with respect to such Note shall be made in U.S. Dollars. The amounts so payable on any date in such Specified Currency shall be converted into U.S. Dollars at a rate determined by the Exchange Rate Agent on the basis of the most recently available noon buying rate for cable transfers in The City of New York as determined by the Federal Reserve Bank of New York (the "Market Exchange Rate").

    If payment on a Note is required to be made in ECU and ECU is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control or is no longer used in the European Monetary System, then all payments due on that due date with respect to such Note shall be made in U.S. Dollars. The amount so payable on any date in ECU shall be converted into U.S. Dollars at a rate determined by the Exchange Rate Agent, as of the second Business Day prior to the date on which such payment is due on the following basis:

        The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts which were components of the ECU as of the last date on which the ECU was used in the European Monetary System. The equivalent of the ECU in U.S. Dollars shall be calculated by aggregating the U.S. Dollar equivalents of the Components.

        The U.S. Dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent on the basis of the most recently available Market Exchange Rate for such component.

        If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall have a value at the time of the division equal to the amount of the former component currently divided by the number of currencies into which that currency was divided.

    All determinations referred to above of the Exchange Rate Agent shall be at its sole discretion (except to the extent expressly provided herein that any determination is subject to approval by the Company) and, in the absence of manifest error, shall be conclusive for all purposes and binding upon the Holders of the Notes and the Trustee and the Exchange Rate Agent shall have no liability therefor.

11.  TRANSFER AND EXCHANGE.

    A holder may transfer or exchange a Note in accordance with the Indenture. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Note selected for redemption. Also, it need not transfer or exchange any Notes for a period of 15 days before a selection of Notes to be redeemed. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name a Note is registered as the owner hereof for all purposes whether or not such Note be overdue and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

12.  PERSONS DEEMED OWNERS.

    The registered holder of a Note may be treated as the owner of it for all purposes.

13.  AMENDMENTS AND WAIVERS.

    Subject to certain exceptions, the Series of Notes or the Indenture with respect to the Series of Notes may be amended with the consent of the holders of at least 50.1% in principal amount of the Series of Notes outstanding, and any past default or compliance with any provision may be waived with the consent of the holders of at least 50.1% in principal amount of the Series of Notes outstanding. Without the consent of any Noteholder, the Indenture or the Series of Notes may be amended to cure any ambiguity, defect or inconsistency; to provide for assumption of the Company's obligations to Noteholders; or to make any change that does not adversely affect the rights of any Noteholder.

14.  RESTRICTIVE COVENANTS.

    The Series of Notes are unsecured general obligations of the Company limited to U.S.$1,500,000,000 principal amount or the equivalent thereof in other currencies or currency units, subject to reduction as a result of the sale of other debt securities by the Company. The Indenture does not limit other unsecured debt. It does limit certain mortgages and sale-leaseback transactions of Texaco Inc. if the property mortgaged or leased is a refinery or a manufacturing plant in the United States or any oil or gas producing property onshore or offshore the United States that is of material importance to the total business of Texaco Inc. and its consolidated subsidiaries. The limitations are subject to a number of important qualifications and exceptions. Once a year Texaco Inc. must report to the Trustee on compliance with the limitations.

    If a successor corporation assumes all the obligations of the Company under the Series of Notes and the Indenture with respect to such Series of Notes, the Company will be released from those obligations.

15.  DEFAULTS AND REMEDIES.

    An Event of Default is: default for 30 days in payment of interest on the Series of Notes; default in payment of principal or premium, if any, on the Series of Notes; failure by the Company or by Texaco Inc., as the case may be, for 90 days after notice of the Company to comply with any of its other agreements in the Series of Notes or the Indenture with respect to the Series of Notes; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Series of Notes may declare all the Notes of the Series to be due and payable immediately. If the principal of any Original Issue Discount Note is declared to be due and payable the amount of principal due and payable with respect to such Note shall be limited to the sum of the aggregate principal amount of such Note multiplied by the Issue Price (expressed as a percentage of the aggregate principal amount) plus the original issue discount accrued from the date of issue to the date of declaration, which accrual shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles) in effect on the date of declaration. An Original Issue Discount Note is a Note, including any zero-coupon Note, which has a stated redemption price at maturity that exceeds its Issue Price by at least 0.25% of its Principal Amount, multiplied by the number of full years from the Original Issue Date to the Maturity Date for such Note. Noteholders may not enforce the Series of Notes or the Indenture with respect to the Series of Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Series of Notes or the Indenture with respect to the Series of Notes. Subject to certain limitations, holders of a majority in principal amount of the Series of Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders of the Series notice of any continuing default (except a default in payment of principal or premium or interest) if it determines that withholding notice is in their interests.

16.  TRUSTEE DEALINGS WITH COMPANY OR TEXACO INC.

    The Chase Manhattan Bank, as Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, Texaco Inc. or any affiliates of either, and may otherwise deal with the Company, Texaco Inc. or any affilites of either, as if it were not Trustee.

17.  NO RECOURSE AGAINST OTHERS.

    A director, officer, employee or stockholder, as such, of the Company or Texaco shall not have any liability for any obligations of the Company under the Series of Notes or the Indenture with respect to the Series of Notes or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Noteholder of the Series by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

18.  AUTHENTICATION.

    This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

19.  ABBREVIATIONS.

        Customary abbreviations may be used in the name of a Noteholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A

    (= Uniform Gifts to Minors Act).

The Company will furnish to any Noteholder upon written request and without charge a copy of the Indenture. Requests may be made to the Company at 1013 Centre Road, Wilmington, Delaware 19801, with a copy to: Treasurer, Texaco Inc., 2000 Westchester Avenue, White Plains, NY 10650.

                                   ASSIGNMENT

I or we assign and transfer this Note to

INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             (Print or type name, address and zip code of assignee)

and irrevocably appoint ________________________________________________________

___________________________________________________________________________agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated: _______________________________    Signed: ______________________________

--------------------------------------------------------------------------------

         (Sign exactly as name appears on the other side of this Note)

                                    GUARANTY

    TEXACO INC., a Delaware corporation (the "Guarantor"), unconditionally guarantees to the holder of this Note the due and punctual payment of the principal of and the premium and interest, if any, on this Note.

    The Guarantor shall not be entitled to receive any payments based upon a right of subrogation with respect to any amounts paid by the Guarantor to holders of the Series of Notes until the principal and the premium and interest, if any, on all Notes of the Series shall have been paid in full or for which payment has been provided.

                                          TEXACO INC.
                                          By ___________________________________

                           OPTION TO ELECT REPAYMENT

    The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion hereof specified below) pursuant to its terms at a price equal to the applicable Repayment Price thereof together with interest to the Repayment Date, to the undersigned at __________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           (Please print or type name and address of the undersigned)

    If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid:
____________; and specify the denomination or denominations (which shall be in authorized denominations) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):

--------------------------------------------------------------------------------

Date: ________________________  ________________________________________________
                                              (Signature)

Social Security or Taxpayer I.D. Number: _______________________________________

                                   EXHIBIT D
                                       TO
                             DISTRIBUTION AGREEMENT

                                    FORM OF
                        OPINION OF PAUL R. LOVEJOY, ESQ.

                                                                          [Date]

To the Agents [or Purchasers] party to the
Distribution Agreement dated                with
TEXACO CAPITAL INC. AND TEXACO INC.
c/o [                                             ]

Dear Sirs:

    I have acted as Counsel for Texaco Capital Inc. (the "Company") a Delaware corporation and Texaco Inc. ("Texaco"), a Delaware corporation, in connection with [the issuance and sale today by the Company to you pursuant to the terms of the aforementioned Distribution Agreement (the "Distribution Agreement") dated
as of          , 19  of $    principal amount of its    %               due
              ("Notes") guaranteed (the "Guaranties") by Texaco.] [the execution and delivery of the Distribution Agreement (the "Distribution Agreement") dated
as of          , 19  among the Company, Texaco and the agents [purchasers] named therein (the "Agents") [(the "Purchasers")] pursuant to which the Company may
sell up to $    aggregate principal amount of its medium-term notes (the
"Notes") guaranteed (the "Guaranties") by Texaco]. This opinion is given pursuant to Paragraph [6(j)] [7(c)(i)] of the Distribution Agreement. Capitalized terms not otherwise defined herein are defined as set forth in the Distribution Agreement.

    I have participated in the preparation of the Distribution Agreement, the Indenture, the Notes, the Guaranty, [the Terms Agreement,] the Registration Statement, the Prospectus and the supplement[s] to the Prospectus. As to various questions of fact material to my opinion I have relied upon representations made in the Distribution Agreement and upon the certificates of officers of the Company and Texaco. I have also examined such certificates of public officials, corporate documents and records and other certificates, opinions and instruments and have made such other investigations as I have deemed necessary in connection with the opinions hereinafter set forth.

    Based on the foregoing and upon such investigation as I have deemed necessary, I give you my opinion as follows with respect to the Company:

        1. ORGANIZATION AND STANDING, ETC. OF THE COMPANY. The Company has been duly organized and is validly existing in good standing under the laws of Delaware and is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions where the nature of its properties or business requires it, except where the failure to be so qualified would not have a material adverse effect on the Company.

        2. CORPORATE POWER, ETC. TO PERFORM THE DISTRIBUTION AGREEMENT, ETC. The Company has the corporate power and authority to enter into and perform the Distribution Agreement, the Indenture[, the Terms Agreement] and to issue and deliver the Notes.

        3. EXECUTION AND DELIVERY, ETC. BY THE COMPANY OF THE DISTRIBUTION AGREEMENT, ETC. The execution, delivery and performance by the Company of the Distribution Agreement, the Indenture[, the Terms Agreement] and the Notes have been duly authorized by all requisite corporate action, and the Distribution Agreement, the Indenture [and the Notes] have been duly executed and delivered by the Company.

        4. LEGALITY, ENFORCEABILITY, ETC. OF THE COMPANY'S OBLIGATIONS UNDER THE DISTRIBUTION AGREEMENT, ETC. The Distribution Agreement, the Indenture[, the Terms Agreement] and the Notes are legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and except as rights to indemnity and contribution under the Distribution Agreement may be limited under applicable law. The enforceability of the Company's obligations under the Distribution Agreement, the Indenture and the Notes is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        5. COMPLIANCE, ETC. WITH CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE COMPANY. The execution and delivery of the Distribution Agreement, the Indenture[, the Terms Agreement] and the Notes and the performance by the Company of their terms and the issuance of the Notes do not conflict with or result in a violation of the Certificate of Incorporation or By-Laws of the Company or of any agreement, instrument, order, writ, judgment or decree known to me to which the Company is a party or is subject.

        6. NO APPROVAL, ETC. REQUIRED. No approval, authorization or other action by, or filing with, any governmental authority, is required in connection with the execution and delivery by the Company of the Distribution Agreement, the Indenture[, the Terms Agreement] or the Notes.

    Based on the foregoing and upon such investigation as I have deemed necessary, I give you my opinion as follows with respect to Texaco.

        1. ORGANIZATION AND STANDING, ETC. OF TEXACO. Texaco has been duly organized and is validly existing in good standing under the laws of Delaware and is duly qualified to do business and is in good standing as a foreign corporation in all of the other states of the United States.

        2. CORPORATE POWER, ETC. TO PERFORM THE DISTRIBUTION AGREEMENT, ETC. Texaco has the corporate power and authority to enter into and perform the Distribution Agreement, the Indenture[, the Terms Agreement] and to execute and deliver the Guaranties.

        3. EXECUTION AND DELIVERY, ETC. BY TEXACO OF THE DISTRIBUTION AGREEMENT, ETC. The execution, delivery and performance by Texaco of the Distribution Agreement, the Indenture[, the Terms Agreement] and the Guaranties have been duly authorized by all requisite corporate action, and the Distribution Agreement, the Indenture[, the Terms Agreement] [and Guaranties] have been duly executed and delivered by Texaco.

        4. LEGALITY, ENFORCEABILITY, ETC. OF TEXACO'S OBLIGATIONS UNDER THE DISTRIBUTION AGREEMENT, ETC. The Distribution Agreement, the Indenture[, the Terms Agreement] and the Guaranties are legal, valid and binding obligations of Texaco and are enforceable against Texaco in accordance with their terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and except as rights to indemnity and contribution under the Distribution Agreement may be limited under applicable law. The enforceability of Texaco's obligations under the Distribution Agreement, the Indenture[, the Terms Agreement] and the Guaranties is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        5. COMPLIANCE, ETC. WITH CERTIFICATE OF INCORPORATION AND BY-LAWS OF TEXACO. The execution and delivery of the Distribution Agreement, the Indenture[, the Terms Agreement] and the Guaranties and the performance by Texaco of their terms and the issuance of the Guaranties do not conflict with or result in a violation of the Certificate of Incorporation or By-Laws of Texaco or of any agreement, instrument, order, writ, judgment or decree known to me to which Texaco is a party or is subject.

        6. NO APPROVAL, ETC. REQUIRED. No approval, authorization or other action by, or filing with, any governmental authority, is required in connection with the execution and delivery by Texaco of the Distribution Agreement, the Indenture[, the Terms Agreement] or the Guaranties.

    I give you my further opinion that:

        1. QUALIFICATION OF THE INDENTURE. The Indenture has been duly qualified under the TIA.

        2. REGISTRATION STATEMENT IS EFFECTIVE, ETC. The Registration Statement has become effective under the Act, and, to the best of my knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the Registration Statement and the Prospectus, as of their respective effective or issue dates or in the case of documents incorporated by reference in the Prospectus as of the respective dates such documents were filed with the Commission, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations; I have no reason to believe that (except for the financial statements included therein, as to which I express no opinion) the Registration Statement and the Prospectus on the date of the Distribution Agreement contained, any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except as aforesaid) as of [date of agreement to purchase Notes as principal, if applicable, contained, and as of] the date hereof, contains any untrue statement of a material fact or [omitted or] omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statement and Prospectus of material statutes, material legal and governmental proceedings and material contracts and other documents involving the Company and Texaco are accurate in all material respects and fairly present the information required to be shown; and I do not know of any legal or governmental proceedings involving the Company and Texaco required to be described in the Prospectus which are not described as required, nor of any contracts or documents involving the Company or Texaco of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that I express no opinion as to information furnished by a Purchaser or Agent specifically for use in the Registration Statement and the Prospectus.

    [To the extent any Notes are denominated in the currency of a country other than the United States, no opinion is expressed with respect to the laws of any such country. I note that (i) a New York statute provides that with respect to a foreign currency obligation a court of the State of New York shall render a judgment or decree in such foreign currency and such judgment or decree shall be converted into currency of the United States at the rate of exchange prevailing on the date of entry of such judgment or decree and (ii) a United States Federal court in New York may award judgment in United States dollars, and I express no opinion as to the rate of exchange such court would apply.]

                                          Very truly yours,

                                   EXHIBIT E
                                       TO
                             DISTRIBUTION AGREEMENT
                                    FORM OF

                        OPINION OF DAVIS POLK & WARDWELL
                       COUNSEL FOR THE AGENTS [PURCHASER]

                                                                          [Date]

[Names and Addresses of Agents or Purchasers]

Gentlemen:

    We have acted as counsel for [the several agents (the "Agents")] [the several purchasers (the "Purchasers")] named in the distribution Agreement dated
as of                  (the "Distribution Agreement"), with Texaco Capital Inc.
(the "Company") and Texaco Inc. ("Texaco") in connection with [the execution and delivery of the Distribution Agreement pursuant to which the Company may sell up
to $      aggregate principal amount of its medium-term notes (the "Notes")]
[the purchase by the Several Purchasers of $      principal amount of
medium-term notes (the "Notes") of the Company] guaranteed (the "Guaranties") by Texaco. The Notes are to be issued pursuant to an Indenture dated as of August 24, 1984 as (1) supplemented and restated by the First Supplemental Indenture dated as of January 31, 1990, (2) further amended by the First Supplement to the First Supplemental Indenture dated as of October 11, 1990 and (3) further amended by the Second Supplement to the First Supplemental Indenture, dated as of August 5, 1997, (as so supplemented and amended, and as further amended by the Trust Indenture Reform Act of 1990 (P.L. 101-550), the "Indenture"), among the Company, Texaco and The Chase Manhattan Bank, as Trustee.

    We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion, including those relating to the authorization, execution and delivery by the Company and Texaco of the Indenture [the Terms Agreement] and the Distribution Agreement, the authorization, [issuance and sale] of the Notes by the Company and the authorization [and issuance] by Texaco of the Guaranties.

    We have participated in the preparation of the Company's registration
statement on Form S-3 (Registration No.          ) (other than the documents
incorporated by reference in the prospectus included therein (the "Incorporated Documents")) filed with the Securities and Exchange Commission (the "Commission") pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"). Although we did not participate in the preparation of the Incorporated Documents, we have reviewed such documents. In addition, we have reviewed evidence that the registration statement [as amended] was declared effective under the Act and that the Indenture was qualified under the Trust Indenture Act of 1939, as amended. The registration statement (including the Incorporated Documents) as amended to the Commencement Date (as defined in the Distribution Agreement) is hereinafter referred to as the "Registration Statement", and the prospectus included in the Registration Statement as supplemented by the prospectus supplement specifically relating to the Notes is hereinafter referred to as the "Prospectus".

    Based upon the foregoing, we are of the opinion that:

        1. the Indenture has been duly authorized, executed and delivered by the Company and Texaco, is a valid and binding agreement of the Company and Texaco in accordance with its terms and has been duly qualified under the Trust Indenture Act of 1939, as amended:

        2. the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof will be valid and binding obligations of the Company in accordance with their terms and entitled to the benefits of the Indenture;

        3. the Guaranties endorsed on the Notes pursuant to the Indenture have been duly authorized by Texaco and, when executed in accordance with the provisions of the Indenture, and when the Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, such Guaranties will be valid and binding obligations of Texaco in accordance with their terms;

        4. the Distribution Agreement has been duly authorized, executed and delivered by the Company and Texaco and is a valid and binding agreement of the Company and Texaco except as rights to indemnity and contribution thereunder may be limited by applicable law; [and]

        [5. the Terms Agreement has been duly authorized, executed and delivered by the Company and Texaco and is a valid and binding agreement of the Company and Texaco;]

        [6.] the statements in the Prospectus under "Description of the Medium-Term Notes," "Description of the Debt Securities" and "Plan of Distribution", insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

    We have not ourselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to other matters in the Registration Statement or the Prospectus. We have generally reviewed and discussed with representatives of the agents [Purchasers] and with certain officers and employees of, and counsel and independent public accountants for, the Company and Texaco the information furnished, whether or not subject to our check or verification. On the basis of such consideration, review and discussion, but without independent check or verification, we (i) are of the opinion that (except for the financial statements and related schedules included therein, as to which we are not called upon to express an opinion) the Registration Statement and the Prospectus comply as to form in all material respects with the Act and the applicable rules and regulations thereunder and
(ii) believe that (except for the financial statements and related schedules included therein, as to which we are not called upon to express a belief and except for that part of the Registration Statement that constitutes the Form T-1 filed with the Commission relating to the Indenture) the Registration Statement, and the Prospectus as of the Commencement Date does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus (except as aforesaid) [,as of the date of your agreement to purchase Notes as principal did not, and] does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

    We have examined the opinion dated           of Paul R. Lovejoy, Esq.,
General Counsel of the Company and Assistant General Counsel of Texaco, delivered to the Agents [Purchasers] pursuant to [Paragraph [7(c)(ii)] of the Distribution Agreement, and we believe that such opinion is responsive to the
requirements thereof. We have also examined the letter dated           of Arthur
Andersen LLP, relating to the financial statements incorporated by reference in the Registration Statement and the other matters referred to in such letter, delivered to the Agents [Purchasers] pursuant to Paragraph [6(j)] [7(c)(vi)] of the Distribution Agreement. We have participated in discussions with representatives of

Arthur Andersen LLP relating to the form of such letter, and we believe that it is substantially in the form agreed to.

    This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.

                                          Very truly yours,

                                   EXHIBIT F
                                       TO
                             DISTRIBUTION AGREEMENT

                                    FORM OF
                            SECRETARY'S CERTIFICATE

    I,                     , [the] [an] [Assistant] Secretary of Texaco Capital
Inc., a Delaware corporation (the "Company"), pursuant to the Distribution
Agreement dated               among the parties named therein, DO HEREBY CERTIFY
that:

        (1) There has been no amendment to the Restated Certificate of
    Incorporation of the Company since [          ,     ] [except set forth any
    changes.]

        (2) Attached hereto as Exhibit A is a true and complete copy of the By-Laws of the Company.

        (3) There are no proceedings pending or threatened for the dissolution or liquidation of the Company or threatening its existence.

        (4) There has been no amendment to those certain resolutions adopted by
    the Board of Directors of the Company on               [by unanimous written
    consent;] [at which a quorum for the transaction of business was present and acting throughout]; and such resolutions (a copy of which is attached hereto as Exhibit B) are still in full force and effect in the form adopted.

        (5) To the best of my knowledge and based on reasonable investigation no stop order suspending the effectiveness of the Registration Statement
    (Registration No.       ) is in effect and no proceedings for such purpose
    are pending or threatened by the Securities and Exchange Commission.

        (6) The persons named below were duly elected to the offices indicated and were serving in such capacities on the date on which they executed the indicated instrument, and the signatures opposite their names are the respective signatures of such persons: [set forth name, titles and specimen signature of each person who signed any of the Distribution Agreement, Indenture, Terms Agreement, Registration Statement or Notes indicating which instrument was signed by such person].

                                          --------------------------------------
                                                 [ASSISTANT] SECRETARY OF
                                                   TEXACO CAPITAL INC.

Dated:

                                   EXHIBIT G
                             DISTRIBUTION AGREEMENT

                                    FORM OF
                             OFFICER'S CERTIFICATE

    I,                        , [Title] of Texaco Inc., a Delaware corporation
("Texaco"), pursuant to the terms of the Distribution Agreement dated among the parties named therein, DO HEREBY CERTIFY that to the best of my knowledge and based on reasonable investigation: (1) no stop order suspending the effectiveness of the Registration Statement on Form S-3
(Registration No.      ) is in effect and no proceedings for such purpose are
pending before or threatened by the Securities and Exchange Commission and (2) there has been no material adverse change (not in the ordinary course of business) in the financial condition of Texaco and its consolidated subsidiaries, taken as a whole, from that set forth in or contemplated by the Prospectus (as defined in the aforementioned Distribution Agreement).

Dated:
                                          ______________________________________

                                                  [TITLE] OF TEXACO INC.

                                   EXHIBIT H
                                       TO
                             DISTRIBUTION AGREEMENT
                                    FORM OF
                            SECRETARY'S CERTIFICATE

    I,                , [the] [an] [Assistant] Secretary of Texaco Inc., a
Delaware corporation ("Texaco"), pursuant to the terms of the Distribution
Agreement dated           among the parties named therein, DO HEREBY CERTIFY
that:

        (1) There has been no amendment to the Restated Certificate of
    Incorporation of Texaco since [          ] [except set forth any changes].

        (2) Attached hereto as Exhibit A is a true and complete copy of the By-Laws of Texaco.

        (3) There are no proceedings pending or threatened for the dissolution or liquidation of Texaco or threatening its existence.

        (4) There has been no amendment to those certain resolutions adopted by
    the Board of Directors of Texaco on           at which a quorum for the
    transaction of business was present and acting throughout; and such resolutions (a copy of which is attached hereto as Exhibit B) are still in full force and effect in the form adopted.

        (5) The persons named below were duly elected to the offices indicated and were serving in such capacities on the date on which they executed the indicated instrument, and the signatures opposite their names are the respective signatures of such persons: [set forth name, titles and specimen signature of each person who signed any of the Distribution Agreement, Indenture, Terms Agreement, Registration Statement or Guaranty indicating which instrument was signed by such person].

                                          ______________________________________
                                                 [ASSISTANT] SECRETARY OF

                                                       TEXACO INC.

Dated:

                                   EXHIBIT I

                                       TO

                             DISTRIBUTION AGREEMENT

                         LETTER OF ARTHUR ANDERSEN LLP

    [LEGEND. This represents a letter we would be prepared to sign as of the effective date of the registration statement if the Agent had been chosen at that date and requested such a letter. Based on our discussions with Texaco Inc., the procedures set forth are similar to those that experience indicates agents often request in such circumstances. The text of the final letter will depend, of course, on whether the Agent who is selected requests that other procedures be performed to meet his needs and whether the Agent requests that any of the procedures be updated to the date of issuance of the signed letter.]

                            [Date in accordance with the Distribution Agreement]

[Name of Agent]

Dear Sirs:

    We have audited the consolidated balance sheet of Texaco Inc. and subsidiary companies (the Company) as of December 31, [insert year of latest, audited, publicly available financial statements], and [insert prior year of latest, audited, publicly available financial statements], and the related statements of consolidated income, stockholders' equity, cash flows and nonowner changes in equity for each of the three years in the period ended December 31, [insert year of latest, audited, publicly available financial statements], and the financial statement schedule, all included or incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, [insert year of latest, audited, publicly available financial statements], and incorporated by
reference in the registration statement (No. [333-      ]) on Form S-3, filed on
      , 1999 by Texaco Capital Inc. under the Securities Act of 1933 (the Act); our reports with respect to the aforementioned consolidated financial statements and financial statement schedule are also incorporated by reference in the registration statement and prospectus. The registration statement, effective
          , 19  and prospectus supplement dated           , 19  , are herein
referred to as the registration statement and the prospectus, respectively.

    In connection with the registration statement and prospectus:

        1. We are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

        2. In our opinion, the consolidated financial statements and financial statement schedules of the Company audited by us and incorporated by reference in the registration statement and prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the Securities Exchange Act of 1934 and the related published rules and regulations.

        3. We have not audited any financial statements of the Company as of any date or for any period subsequent to December 31, [insert year of latest, audited, publicly available financial statements], although we have conducted an audit for the year ended December 31, [insert year of latest, audited, publicly available financial statements], the purpose (and therefore the scope) of the audit was to enable us to express our opinion on the consolidated financial statements as of December 31, [insert year of latest, audited, publicly available financial statements], and for the year then ended, but not on the consolidated financial statements for any interim period. Therefore, we are unable to and do not express any opinion on the Company's unaudited consolidated balance sheet as of [insert either: March 31, March 31 and June 30, or March 31, June 30 and September 30], [insert the year subsequent to the latest, audited, publicly available financial statements] or the related unaudited consolidated statements of income, condensed statements of consolidated cash flows and nonowner changes in equity for the [insert either: three month period ended March 31: three month period ended March 31 and three and six month periods ended June 30; or three month period ended March 31, three and six month periods ended June 30 and three and nine month periods ended September 30], [insert year subsequent to; and year of latest, audited, publicly available financial statements], included in the Company's quarterly report[s] on Form 10-Q for the quarter[s] ended [insert either: March 31, March 31 and June 30 or March 31, June 30 and September 30], [insert year subsequent to year of latest, audited, publicly available financial statements], incorporated by reference in the registration statement and prospectus, or on the Company's consolidated financial position, results of operations, or cash flows as of any date or for any period subsequent to December 31, [insert year of latest, audited, publicly available financial statements].*

        4. For purposes of this letter, we have read the [insert current and prior year if audited year-end financial statements are not available] minutes of the meetings of the Company's shareholders and Board of Directors, certain of which are in draft form, as set forth in the minute books at [insert date five business days prior to Closing]. Company officials having advised us that the minutes of all such meetings through that date were set forth therein ; and have carried out other procedures to [insert date five business days prior to Closing] (our work did not extend to the period from [insert date four business days prior to Closing], through the date hereof, inclusive):

        With respect to the interim period[s] ended [insert either: March 31, March 31 and June 30 or March 31, June 30, and September 30], [insert year subsequent to year of latest, audited, publicly available financial statements] and [year of latest, audited, publicly available financial statements] we have:*

           (a) Read the unaudited consolidated financial statement, included in the [insert either March 31, June 30 or September 30], [insert year subsequent to year of latest, audited, publicly available financial statements] Form 10-Q and incorporated by reference in the registration statement and prospectus, and agreed the amounts contained therein with the Company's accounting records as of [insert either: March 31, March 31 and June 30, or March 31, June 30 and September 30], [insert year subsequent to; and year of latest, audited, publicly available financial statements], and for the [insert either: three month, three and six month or three, six and nine month] periods then ended, respectively.

           (b) Inquired of certain officials of the Company who have responsibility for financial and accounting matters whether the unaudited consolidated financial statements referred to in (a): (1) are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the registration statement and prospectus, and (2) comply in form in all material respects with the applicable accounting requirements of the Securities Exchange Act of 1934 and the related published rules and regulations. Those officials stated that the unaudited consolidated financial statements (1) are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements, and (2) comply in form in all material respects with the applicable accounting requirements of the Securities Exchange Act of 1934 and the related published rules and regulations.

        5. Company officials have advised us that no financial statements as of any date or for any period subsequent to [insert either: March 31, June 30 or September 30], [insert year subsequent to year of latest, audited, publicly available financial statements], are available; accordingly, the procedures carried out by us with respect to changes in financial statement items after [insert date of latest 10-Q filed with the SEC] have, of necessity, been even more limited than those with respect to the periods referred to in 4(a). We have made inquiries of certain Company officials who have responsibility for financial and accounting matters regarding whether there was at [insert date five business days

------------------------

*   Paragraph to be adjusted depending on date of letter.

    prior to Closing], as compared with amounts shown on the [insert date of latest 10-Q filed with the SEC] unaudited consolidated balance sheet incorporated by reference in the registration statement and prospectus:

           (a) any change in excess of ten percent in consolidated total debt (including capital lease obligations) with the exception of changes due to foreign currency translation effects, scheduled debt repayments, amortization of debt discount and conversions of subsidiary companies' convertible debentures into common stock of Texaco Inc. [set forth any other applicable exceptions]; or

           (b) any change in excess of ten percent in capital stock of Texaco Inc. with the exception of changes due to treasury stock transactions and conversions of subsidiary companies' convertible debentures into common stock of Texaco Inc. [set forth any other applicable exceptions]; or

           (c) any decrease in total stockholders' equity with the exception of changes due to treasury stock transactions and declaration of dividends on capital stock [set forth any other applicable exceptions].

           On the basis of these inquiries and of our reading of the minutes as described in 4, nothing came to our attention that caused us to believe that there were any such changes or decreases, except in all instances for changes or decreases that the registration statement and prospectus disclose have occurred or may occur.

        6. We inquired of certain officials of the Company who have responsibility for financial and accounting matters as to whether the information included under the heading "Ratio of earnings to fixed charges of Texaco on a total enterprise basis (unaudited)" conforms in all material respects with the requirements of item 503(d) of Regulation S-K. These officials stated, in response to our inquiries, that this information conforms in all material respects with the disclosure requirements of item 503(d) of Regulation S-K.

        7. The foregoing procedures do not constitute an audit conducted in accordance with generally accepted auditing standards. We make no representations regarding the sufficiency of the foregoing procedures for your purposes. Had we performed additional procedures or had we conducted an audit or a review, other matters might have come to our attention that would have been reported to you.

        8. Our audit of the consolidated financial statements for the periods referred to in the introductory paragraph of this letter, comprised audit tests and procedures deemed necessary for the purpose of expressing an opinion on such financial statements taken as a whole. For none of the periods referred to therein, including the periods referred to in the introductory paragraph of this letter, nor any other period, did we perform audit tests for the purpose of expressing an opinion on individual balances of accounts or summaries of selected transactions and, accordingly, we express no opinion thereon.

        9. It should be understood that we made no representations regarding questions of legal interpretation or regarding the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs; also, such procedures would not necessarily reveal any material misstatement of the amounts, percentages or ratios referred to in paragraphs 5 and 6. Further, we have addressed ourselves solely to the foregoing data as set forth in the registration statement and prospectus and make no representations regarding the adequacy of disclosures or as to whether any material facts have been omitted.

        10. This letter is solely for the information of the addresses and to assist the Underwriters in conducting and documenting their investigation of the affairs of the Company in connection with the offering of the securities covered by the registration statement and prospectus, and it is not to be used, circulated, quoted, or otherwise referred to within or without the underwriting group for any other purpose, including but not limited to the registration, purchase, or sale of securities, nor is it to be filed with or referred to in whole or in part in the registration statement and prospectus or any other document, except that reference may be made to it in the Underwriting Agreement or in any list of closing documents pertaining to the offering of the securities covered by the registration statement and prospectus.

                                          Very truly yours,